                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement

/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                           THE LEARNING COMPANY, INC.
                (Name of Registrant as Specified In Its Charter)

                                     N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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


[THE LEARNING COMPANY LOGO]



                                                                October 24, 1997


Dear Stockholder:

     I am delighted to invite you to attend the Annual Meeting of Stockholders of The Learning Company, Inc. to be held on Thursday, December 4, 1997, at 10:00 a.m. at The Royal Sonesta Hotel, located at 5 Cambridge Parkway, Cambridge, Massachusetts.


     In addition to the election of directors and approval of the selection of accountants, the principal items of business to be considered and acted upon will be the approval of the Company's Non-Employee Director Stock Option Plan, the Company's 1997 Employee Stock Purchase Plan, amendments to the Company's Long Term Equity Incentive Plan and the issuance and sale of an aggregate of 750,000 shares of Series A Convertible Participating Preferred Stock of the Company to affiliates of Thomas H. Lee Company, Bain Capital, Inc. and Centre Partners Management LLC. Detailed information concerning these matters is contained in the accompanying Notice of Annual Meeting and Proxy Statement.


     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. I urge you to register your vote now by completing and returning the enclosed proxy card promptly. Should you attend the Annual Meeting, you may, of course, vote your shares even though you have sent in your proxy.

     I look forward to seeing you on December 4, 1997.

                                          Sincerely,



                                          /s/ Michael Perik
                                          ------------------------------
                                          Michael J. Perik

                                          Chairman of the Board and
                                          Chief Executive Officer

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

                           THE LEARNING COMPANY, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                          TO BE HELD DECEMBER 4, 1997



     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of The Learning Company, Inc., a Delaware corporation (the "Company"), will be held at The Royal Sonesta Hotel, located at 5 Cambridge Parkway, Cambridge, Massachusetts at 10:00 a.m. on Thursday, December 4, 1997 for the following purposes:


          1. To elect ten directors of the Company;

          2. To ratify the appointment of Coopers & Lybrand L.L.P. as the independent public accountants for the Company for the fiscal year ending January 3, 1998;

          3. To approve the Company's 1996 Non-Employee Director Stock Option Plan;

          4. To approve the Company's 1997 Employee Stock Purchase Plan;

          5. To approve amendments to the Company's Long Term Equity Incentive Plan;

          6. To approve the issuance of an aggregate of 750,000 shares of Series A Convertible Participating Preferred Stock of the Company to affiliates of Thomas H. Lee Company, Bain Capital, Inc. and Centre Partners Management LLC; and

          7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.


     Holders of record of the Company's Common Stock at the close of business on October 20, 1997 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. In addition, holders of record of Exchangeable Shares of the Company's Canadian subsidiary, SoftKey Software Products Inc., at the close of business on the Record Date will be entitled to notice of the Annual Meeting and to direct the vote of CIBC Mellon Trust Company, the holder as trustee for such persons, of the one outstanding share of the Company's Special Voting Stock. A list of persons entitled to vote at the Annual Meeting will be available for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during normal business hours for ten days prior to the Annual Meeting at the offices of the Company at One Athenaeum Street, Cambridge, Massachusetts.


     A copy of the Company's Annual Report to Stockholders for the year ended January 4, 1997 accompanies this Notice of Annual Meeting and the enclosed Proxy Statement.

                                          By Order of the Board of Directors



                                          NEAL S. WINNEG
                                          Secretary


October 24, 1997

Cambridge, Massachusetts

--------------------------------------------------------------------------------
        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           THE LEARNING COMPANY, INC.
                              ONE ATHENAEUM STREET
                         CAMBRIDGE, MASSACHUSETTS 02142

                                PROXY STATEMENT


                      1997 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 4, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Learning Company, Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, December 4, 1997, at 10:00 a.m. (local time) at The Royal Sonesta Hotel, located at 5 Cambridge Parkway, Cambridge, Massachusetts.



     All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to the Secretary of the Company. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.



     The representation in person or by proxy of at least a majority of the outstanding shares of common stock of the Company, $.01 par value per share (the "Common Stock"), entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. The affirmative vote of the holders of a plurality of the votes represented by the shares of Common Stock and the Special Voting Share (defined below), voting together as one class, present in person or represented by proxy at the Annual Meeting, is required for the election of directors. For all other matters to be considered and acted upon at the Annual Meeting, the affirmative vote of a majority of the votes represented by the shares of Common Stock and the Special Voting Share, voting together as one class, present in person or represented by proxy at the Annual Meeting is required. (See "Voting Securities" below.) Tribune Company, which owns approximately 11% of the outstanding shares of Common Stock as of the Record Date, has contractually agreed to vote "FOR" the sixth proposal set forth in this Proxy Statement.


     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees, who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter, such as each of the items being considered by the stockholders at the Annual Meeting.


     The Company will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by officers or employees of the Company in person or by mail, courier, telephone or facsimile. In addition, the Company has retained D.F. King & Co., Inc. to solicit proxies by mail, courier, telephone and facsimile and to request brokerage houses and other nominees to forward soliciting material to beneficial owners. For these services the Company will pay a fee of approximately $5,000 plus expenses.



     IT IS ANTICIPATED THAT THE NOTICE OF ANNUAL MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED JANUARY 4, 1997 WILL BE FIRST MAILED TO STOCKHOLDERS ON OR ABOUT OCTOBER 24, 1997. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE YEAR ENDED JANUARY 4, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), WITHOUT EXHIBITS. PLEASE ADDRESS ALL SUCH REQUESTS TO THE LEARNING COMPANY, INC., ONE ATHENAEUM STREET, CAMBRIDGE, MASSACHUSETTS 02142, ATTENTION:
INVESTOR RELATIONS. TELEPHONE REQUESTS MAY BE DIRECTED TO INVESTOR RELATIONS AT
(617) 494-5816. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

VOTING SECURITIES


     Stockholders of record at the close of business on October 20, 1997 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, the Company had outstanding 47,951,812 shares of Common Stock. In addition, on the Record Date, there was outstanding one share of special voting stock of the Company, $1.00 par value per share (the "Special Voting Share").



     At the Annual Meeting, CIBC Mellon Trust Company, as the holder of record of the Special Voting Share, will be entitled to cast 1,527,369 votes. These votes represent the number of Exchangeable Shares (the "Exchangeable Shares") of SoftKey Software Products, Inc. ("SoftKey Software") that were outstanding on the Record Date (other than Exchangeable Shares held by the Company, its subsidiaries or any entity controlled by or under common control of the Company, if any). The Exchangeable Shares are exchangeable on a one-for-one basis for Common Stock. The Exchangeable Shares were originally issued to certain holders of common shares of a predecessor corporation to SoftKey Software which was also called SoftKey Software Products Inc. ("Former SoftKey").


     The Special Voting Share was issued to CIBC Mellon Trust Company, as Trustee (the "Trustee"), under a Voting and Exchange Trust Agreement pursuant to which each holder of an Exchangeable Share (other than the Company, its subsidiaries, or any entity controlled by the Company) is entitled to instruct the Trustee to exercise one of the votes attached to the Special Voting Share for each Exchangeable Share held by such holder. Enclosed with this Proxy Statement are materials informing holders of Exchangeable Shares of their rights with respect to voting at the Annual Meeting and instructing such holders as to how to exercise such rights.

     The Common Stock and the Special Voting Share vote as a single class and, except as set forth above, are identical in all respects with respect to matters subject to the vote of stockholders of the Company.

                       SECURITY OWNERSHIP OF THE COMPANY

     The following table sets forth information with respect to the beneficial ownership of the shares of Common Stock as of August 15, 1997 held by (i) the Company's Chief Executive Officer and the other executive officers listed in the Summary Compensation Table below (collectively, the "Named Executive Officers"),
(ii) each current director of the Company, (iii) all current directors and executive officers as a group and (iv) each person known to the Company to own beneficially more than 5% of the shares outstanding.


                                                                     APPROXIMATE
                                               NUMBER OF SHARES      PERCENTAGE
NAME                                         BENEFICIALLY OWNED(1)      OWNED
----                                         ---------------------   -----------
Lamar Alexander............................          56,250                *
Michael A. Bell............................         109,996                *
Anthony J. Bordon..........................          82,353                *
James C. Dowdle............................          24,000                *
Robert Gagnon(2)...........................         254,789                *
R. Scott Murray(3).........................         155,855                *
Kevin O'Leary(4)...........................       1,787,657              3.8%
Charles L. Palmer(5).......................       1,712,731              3.8%
Michael J. Perik(6)........................       1,978,581              4.2%
Carolynn Reid-Wallace......................           6,250                *
Martin Rice................................              --                *
Robert A. Rubinoff(7)......................         164,996                *
Scott M. Sperling..........................         116,246                *
All current directors and executive
  officers as a group (15 persons).........       6,720,470             13.4%
State Street Global Advisors(8)............       3,515,627              7.8%
Tribune Company(9).........................       8,040,984             17.9%


---------------
*   Represents less than 1% of the outstanding shares of Common Stock.

(1) Unless otherwise indicated, each person or entity named in the table has voting and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) Includes 240,485 shares of Common Stock issuable upon exchange of Exchangeable Shares owned by a corporation wholly-owned by Mr. Gagnon.

(3) Includes 860 shares of Common Stock issuable upon exchange of Exchangeable Shares owned by Mr. Murray.

(4) Includes (i) 212,158 shares of Common Stock issuable upon exchange of Exchangeable Shares owned by a corporation wholly-owned by Mr. O'Leary and
    (ii) 1,000,000 shares of Common Stock subject to options that may become exercisable within 60 days if the market price of the Common Stock reaches certain levels and if a specified portion of the Company's outstanding indebtedness is repaid.

(5) All shares beneficially owned by Mr. Palmer (except for 17,412 shares of Common Stock that Mr. Palmer owns directly and 25,000 shares of Common Stock subject to options that are exercisable within 60 days) are owned by North American Fund II, L.P., a Delaware limited partnership. Mr. Palmer is President and Principal of North American Business Development Company, L.L.C., a Delaware limited liability company, which is the general partner of North American Fund II, L.P. Mr. Palmer is also the managing general partner of North American Company Ltd., a Florida limited partnership, which is a member of North American Business Development Company, L.L.C., and which is a limited partner of North American Fund II, L.P. As a result of the foregoing, Mr. Palmer may be deemed to have sole voting and investment power with respect to these shares.

(6) Includes (i) 3,121 shares of Common Stock issuable upon exchange of Exchangeable Shares owned by Mr. Perik and (ii) 1,000,000 shares of Common Stock subject to options that may become exercisable within 60 days if the market price of the Common Stock reaches certain levels and if a specified portion of the Company's outstanding indebtedness is repaid.

(7) Includes 55,000 shares of Common Stock issuable upon exchange of Exchangeable Shares owned by a corporation over which Mr. Rubinoff exercises investment and voting power.

(8) The business address of State Street Global Advisors is 225 Franklin Street, Boston, Massachusetts 02110. Based upon information contained in a Schedule 13G dated February 14, 1997 filed with the SEC by State Street Global Advisors ("State Street"), State Street has sole voting power with respect to 2,499,027 shares of Common Stock and sole dispositive power with respect to 3,515,627 shares of Common Stock.


(9) The business address of Tribune Company is 435 North Michigan Avenue, Chicago, Illinois 60611. Based upon information contained in Amendment No. 2 to a Schedule 13D dated April 16, 1996 filed with the SEC by Tribune Company. Includes 2,830,188 shares issuable to Tribune Company upon conversion of the Company's 5 1/2% Senior Convertible/Exchangeable Notes due 2000 held by Tribune. Mr. Dowdle is a director of Tribune Company. Mr. Dowdle disclaims beneficial ownership of these shares.


                       PROPOSAL 1.  ELECTION OF DIRECTORS

     A board of ten directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the ten nominees of the Board of Directors named below. All of the nominees are presently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director.

NOMINEES


     Set forth below are the names of the ten nominees, their ages, the year in which each first became a director of the Company, their principal occupations and employment during the past five years and the names of other public companies of which they are a director as of October 24, 1997.


     The Board of Directors recommends a vote FOR the nominees listed below:


NAME                      AGE      BUSINESS EXPERIENCE AND OTHER DIRECTORSHIPS
----                      ---      -------------------------------------------
Lamar Alexander.........  57    Mr. Alexander became a director of the Company in
                                October 1996. He was a co-founder and has been
                                Vice Chairman of Corporate Family Solutions, a
                                manager of worksite childcare centers, schools and
                                family centers, since May 1996. From January 1993
                                until March 1995, he was counsel to the law firm
                                of Baker Donelson. Mr. Alexander served as U.S.
                                Secretary of Education from 1991 until 1993, was
                                President of the University of Tennessee from 1988
                                until 1991 and served as Governor of Tennessee
                                from 1979 until 1987. He chaired President
                                Reagan's Commission on American Outdoors from 1985
                                until 1987 and was awarded the James Conant Award
                                by the Education Commission of the States in 1988.
                                In 1986 he chaired the National Governors'
                                Association and its 50-state education survey,
                                Time for Results. During 1996, Mr. Alexander was a
                                candidate for the President of the United States.
                                He is a member of the Audit, Compensation and
                                Executive Committees.

NAME                   AGE      BUSINESS EXPERIENCE AND OTHER DIRECTORSHIPS
----                   ---      -------------------------------------------
Michael A. Bell......  42    Mr. Bell became a director of the Company in
                             February 1994. He has been a director of Monitor
                             Company, Inc., a management consulting firm, since
                             1983. He is a member of the Audit and Compensation
                             Committees.

James C. Dowdle......  63    Mr. Dowdle became a director of the Company in
                             December 1995. He is Executive Vice
                             President/Media Operations of Tribune Company and
                             has been a director of Tribune Company, a media
                             entertainment company, since 1985. He is a member
                             of the Executive Committee.

Robert Gagnon........  60    Mr. Gagnon became a director of the Company in
                             February 1994 and has been a director and
                             Executive Vice President of SoftKey Software since
                             February 1994. Prior thereto, he had been a
                             director of Former SoftKey from 1991 to 1994 and
                             Vice President, Finance, of Informatrix 2000,
                             Inc., a Canadian predecessor of Former SoftKey
                             from 1987 to 1994.

Kevin O'Leary........  43    Mr. O'Leary became President and a director of the
                             Company in February 1994. He is a founder of
                             SoftKey Software and, prior to February 1994, had
                             been President and a director of Former SoftKey
                             and its predecessors since 1984.

Charles L. Palmer....  55    Mr. Palmer became a director of the Company in
                             July 1996. Prior thereto he had served as Chairman
                             of the Board and a director of Minnesota
                             Educational Computing Corporation ("MECC"), an
                             educational software company, from January 1991
                             until its acquisition by the Company in May 1996.
                             Mr. Palmer has been President and Principal of
                             North American Business Development Company, III,
                             L.L.C., which is the general partner of North
                             American Fund III L.P., a business development
                             company, since 1996. Mr. Palmer has been President
                             and Principal of North American Business
                             Development Company, L.L.C., or its predecessor,
                             which is the general partner of North American
                             Fund II, L.P., a business development company,
                             since 1989, and has been Managing General Partner
                             of North American Company Ltd. since 1972. North
                             American Company Ltd., a private investment
                             company, is an affiliate of North American Fund
                             II, L.P., North American Business Development
                             Company, L.L.C., North American Fund III and North
                             American Business Development Company III, L.L.C.
                             Prior to joining North American Company Ltd., Mr.
                             Palmer was a founder, Vice President and
                             subsequently a director of Heizer Corporation, a
                             business development company. Mr. Palmer serves on
                             the boards of directors of Allied Capital
                             Commercial Corporation and SunBank of South
                             Florida, N.A.


NAME                       AGE      BUSINESS EXPERIENCE AND OTHER DIRECTORSHIPS
----                       ---      -------------------------------------------

Michael J. Perik.........  40    Mr. Perik became a director, Chairman of the Board
                                 and Chief Executive Officer of the Company in
                                 February 1994. He is also President and a director
                                 of SoftKey Software. Prior to February 1994, Mr.
                                 Perik had been Chief Executive Officer and a
                                 director of Former SoftKey since 1991. From 1988
                                 until 1991, he was Vice President of Investments
                                 of Denbridge Capital Corporation, a Canadian
                                 investment company. He is the Chairman of the
                                 Executive Committee.

Carolynn Reid-Wallace....  55    Dr. Reid-Wallace became a director of the Company
                                 in September 1997. Dr. Reid-Wallace became Senior
                                 Vice President for Education and Programming at
                                 the Corporation for Public Broadcasting, a
                                 broadcasting company, in October 1995, after
                                 having served as Senior Vice President for
                                 Education from April 1993 to September 1995. Prior
                                 thereto, from September 1991 to January 1993, she
                                 served as Assistant Secretary for Postsecondary
                                 Education at the United States Department of
                                 Education. From August 1987 to August 1991, Dr.
                                 Reid-Wallace served as Vice Chancellor for
                                 Academic Affairs at the City University of New
                                 York. From May 1982 to June 1987, Dr. Reid-Wallace
                                 served as Director of Precollegiate Education and
                                 Assistant Director in the Division of Educational
                                 Programs at the National Endowment for the
                                 Humanities.

Robert A. Rubinoff.......  58    Mr. Rubinoff became a director of the Company in
                                 February 1994. Mr. Rubinoff is also a director of
                                 SoftKey Software. Prior to February 1994, he had
                                 been a director of Former SoftKey and its
                                 predecessors from 1987. Since 1986, he has been
                                 the President of Inglewood Holdings Inc., a
                                 private Canadian investment firm. Mr. Rubinoff is
                                 a director of Place Resources Ltd., a Canadian oil
                                 and gas company, and is also a director of several
                                 private corporations. He is a member of the Audit
                                 and Compensation (Chairman) Committees.

Scott M. Sperling........  39    Mr. Sperling became a director of the Company in
                                 February 1994. He had been a director of Spinnaker
                                 Software Corporation from 1987 to February 1994.
                                 Mr. Sperling has been Managing Director of the
                                 Thomas H. Lee Company, a private investment
                                 company, since September 1994. Prior thereto, he
                                 was Managing Partner of Aeneas Group, Inc., an
                                 investment company and a wholly owned subsidiary
                                 of Harvard Management Company, Inc., where he was
                                 an officer from 1984 to September 1994. Mr.
                                 Sperling is also a director of Beacon Properties
                                 Corporation, a real estate company, General
                                 Chemical Group Inc., a chemical manufacturing
                                 company, Object Design Inc., a data management
                                 systems company, Livent, Inc. a theater production
                                 company, and Safelite Glass Corporation, an auto
                                 glass replacement corporation, and is a director
                                 of several private corporations. He is a member of
                                 the Audit (Chairman), Compensation and Executive
                                 Committees.

OTHER EXECUTIVE OFFICERS



NAME                          AGE      BUSINESS EXPERIENCE AND OTHER DIRECTORSHIPS
----                          ---      -------------------------------------------

David E. Patrick............  40    Mr. Patrick joined the Company in October 1990 as
                                    Vice President of Marketing, Development and
                                    Strategic Planning. In May 1992, he became
                                    Executive Vice President and in August 1993 he
                                    became Chief Operating Officer of the Company. In
                                    February 1994, he became Executive Vice President,
                                    Worldwide Sales and Marketing of the Company. In
                                    August 1994, his office was renamed Executive Vice
                                    President, Worldwide Sales. From February 1996 to
                                    January 1997 Mr. Patrick served as President,
                                    International. Mr. Patrick became Executive Vice
                                    President, Worldwide Sales in January 1997.

R. Scott Murray.............  34    Mr. Murray became Executive Vice President and
                                    Chief Financial Officer in May 1994 after having
                                    joined the Company in February 1994 as Vice
                                    President, Corporate Acquisitions. Prior thereto,
                                    Mr. Murray was a manager with Arthur Andersen &
                                    Co., a public accounting firm, from September 1985
                                    until February 1994.

Anthony J. Bordon...........  39    Mr. Bordon joined Former SoftKey in December 1991
                                    as Vice President, Retail Sales and in June 1994
                                    he became Senior Vice President, Retail Sales of
                                    the Company. In January 1996, he became Senior
                                    Vice President, North American Sales. Mr. Bordon
                                    became President, International in January 1997.

Kathryn M. Quinby-Johnson...  38    Ms. Quinby-Johnson became an officer of the
                                    Company in connection with the acquisition of
                                    Minneapolis Educational Computing Corporation
                                    ("MECC") in May 1996. Prior to joining MECC in
                                    December 1993, Ms. Quinby-Johnson served as Vice
                                    President, Account Supervisor of Rapp Collins
                                    Communications, an integrated marketing agency,
                                    where she had been employed since December 1989.
                                    From December 1993 until December 1994, Ms.
                                    Quinby-Johnson served as Director of Product
                                    Marketing of MECC. From December 1994 until May
                                    1996, Ms. Quinby-Johnson served as Vice President
                                    of Marketing of MECC. Ms. Quinby-Johnson served as
                                    Senior Vice President, Channel Marketing of the
                                    Company from May 1996 until May 1997. Ms.
                                    Quinby-Johnson became Executive Vice President,
                                    Marketing of the Company in May 1997.

NAME                    AGE      BUSINESS EXPERIENCE AND OTHER DIRECTORSHIPS
----                    ---      -------------------------------------------
David P. Rubin........  48    Dr. Rubin became an officer of the Company in
                              connection with the acquisition of the Learning
                              Company (the "Former Learning Company") in
                              December 1995. From May 1992 until April 1994, Dr.
                              Rubin served as Director, Development Tools and
                              Technology of the Former Learning Company. From
                              April 1994 until December 1995, Dr. Rubin served
                              as Vice President, Development Tools and
                              Technology of the Former Learning Company. From
                              December 1995 until July 1996, Dr. Rubin served as
                              Vice President, Development Tools and Technology
                              of the Company. From July 1996 until May 1997, Dr.
                              Rubin served as Vice President, Research and
                              Development. Dr. Rubin became Senior Vice
                              President, Research and Development in May 1997.

ELECTION OF ADDITIONAL DIRECTORS


     It is a condition to the closing of the sale of 750,000 shares of Series A Preferred Stock (as defined below) of the Company pursuant to the Securities Purchase Agreements (as defined below) that (i) the representative of Thomas H. Lee Company currently serving on the Board of Directors (Scott M. Sperling), or any successor nominee of Thomas H. Lee Company, be renominated and reelected and
(ii) that a representative of each of the three investor groups acquiring shares of Series A Preferred Stock be appointed to the Board of Directors of the Company. See "Approval of Issuance of Series A Convertible Participating Preferred Stock -- Summary of the Securities Purchase Agreements." Accordingly, upon such closing, the number of directors of the Company will be increased by three and it is expected that Messrs. Anthony J. DiNovi, Mark E. Nunnelly and Paul J. Zepf will be appointed to the Board of Directors. The backgrounds of such individuals are as follows:




NAME                      AGE    BUSINESS EXPERIENCE AND OTHER DIRECTORSHIPS
----                      ---    ------------------------------------------

Anthony J. DiNovi.......  35    Mr. DiNovi has been employed by Thomas H. Lee
                                Company, an investment company, since 1988 and
                                currently serves as a Managing Director. Mr. DiNovi
                                is also Vice President and Trustee of THL Equity
                                Trust III, the general partner of the THL Equity
                                Advisors III Limited Partnership, which is the
                                general partner of the Thomas H. Lee Equity Fund
                                III, L.P. and Vice President of Thomas H. Lee
                                Advisors I and T.H. Lee Mezzanine II, affiliates of
                                ML-Lee Acquisition Fund, L.P., ML-Lee Acquisition
                                Fund II, L.P. and ML-Lee Acquisition Fund II
                                (Retirement Accounts), L.P., respectively. Mr.
                                DiNovi also serves as a director of First Alert,
                                Inc., Safelite Glass Corporation and several private
                                corporations.

Mark E. Nunnelly........  38    Mr. Nunnelly has been a Managing Director of Bain
                                Capital, Inc. since May 1993, and a general partner
                                of Bain Venture Capital since 1990. Prior to joining
                                Bain Venture Capital, Mr. Nunnelly was a partner at
                                Bain & Company where he managed several
                                relationships in the manufacturing sector, and he
                                was also employed by Proctor & Gamble Company Inc.
                                in product management. He is a director of several
                                companies, including Dade International Inc., Stream
                                International, Inc., EduServ Technologies, SR
                                Research and Strategic Mapping.

NAME                  AGE    BUSINESS EXPERIENCE AND OTHER DIRECTORSHIPS
----                  ---    -------------------------------------------
Paul J. Zepf........  32    Mr. Zepf has been a Principal of Centre Partners
                            Management LLC and a Principal of Corporate
                            Advisors, L.P. since 1995. Mr. Zepf served as a Vice
                            President of Corporate Advisors, L.P. from 1993 to
                            1995 and an Associate from 1989 to 1993. He also is
                            a director of LaSalle Holdings Limited, a property
                            catastrophe reinsurance company, and Firearms
                            Training Systems, Inc., a training and simulation
                            company.

DIRECTORS' COMPENSATION

     Directors receive no fees for their service as directors of the Company.


     Under the Company's 1996 Non-Employee Stock Option Plan (the "1996 Plan"), each Eligible Director who becomes a director after May 16, 1996 receives, at the time he or she first becomes a director, subject to stockholder approval, an option to purchase 50,000 shares of Common Stock, and at the time he or she is elected or appointed to a committee of the Board of Directors, an option to purchase an additional 25,000 shares of Common Stock. These options vest quarterly over a two-year period, and have an exercise price equal to the fair market value of the Common Stock on the date of grant. See "Approval of 1996 Non-Employee Director Stock Option Plan."


     In addition, in recognition of their substantial efforts on behalf of the Company during the fiscal year ended January 4, 1997, Messrs. Bell, Sperling and Rubinoff were each granted an option to purchase 23,333 shares of Common Stock in October 1996. These options vest quarterly over a three-year period and have an exercise price equal to the fair market value of the Common Stock on the date of grant.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held five meetings during the fiscal year ended January 4, 1997. Each director attended 75% or more of all meetings of the Board and the committees on which he served, except for Mr. Sperling who attended 71% of all the meetings. The standing committees of the Board of Directors are the Executive Committee, the Compensation Committee and the Audit Committee.

     EXECUTIVE COMMITTEE. The Executive Committee meets in place of the full Board of Directors when scheduling makes it difficult to convene all of the directors or when issues arise requiring immediate attention. The Committee's current members are Messrs. Alexander, Dowdle, Perik (Chairman) and Sperling. The Committee was appointed in early 1997 and, accordingly, did not meet in 1996.

     COMPENSATION COMMITTEE. The Compensation Committee determines the compensation of the President and the Chief Executive Officer of the Company and approves the compensation of directors and certain executive officers of the Company. The Committee also administers the Company's Long Term Equity Incentive Plan and 1996 Stock Option Plan. The Committee's current members are Messrs. Alexander, Bell, Rubinoff (Chairman) and Sperling. The Compensation Committee had one formal meeting and acted by written consent four times during the fiscal year ended January 4, 1997.

     AUDIT COMMITTEE. The Audit Committee recommends to the Board of Directors the appointment of the Company's independent public accountants, and reviews and approves the results, findings and recommendations of audits performed by the independent public accountants. The Committee also reviews the Company's system of internal accounting controls, the significant accounting policies of the Company as they apply to the consolidated financial statements, the audit fees to be paid to the independent public accountants and the nature of non-audit services performed by the independent public accountants. The Committee's current members are Messrs. Alexander, Bell, Rubinoff and Sperling (Chairman). The Audit Committee met twice during the fiscal year ended January 4, 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Messrs. Alexander, Bell, Rubinoff and Sperling (Chairman), none of whom is an employee of the Company or has any direct or indirect material interest in or relationship to the Company, other than their receipt of stock options described above in Compensation of Directors or, in the case of Mr. Rubinoff, options granted prior to 1994 under a stock option plan of Former SoftKey. None of the executive officers of the Company has served on the Board of Directors or compensation committee of any other entity, any of whose officers served either on the Company's Board of Directors or the Compensation Committee.

EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to the annual and long-term compensation of the Named Executive Officers for each of the last three fiscal years:

                           SUMMARY COMPENSATION TABLE


                                                                     LONG-TERM COMPENSATION
                                                                  -----------------------------
                                           ANNUAL COMPENSATION    SECURITIES
                                           -------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)  BONUS($)    OPTIONS(#)    COMPENSATION($)
---------------------------         ----   ---------  --------    ----------    ---------------
Michael J. Perik..................  1996    400,000   312,125      1,000,000             --
  Chairman of the Board and         1995    300,000        --        475,000         33,847(1)
  Chief Executive Officer           1994    200,000        --        535,000         98,059(2)

Kevin O'Leary.....................  1996    400,000   312,125      1,000,000             --
  President                         1995    300,000        --        475,000          4,574(3)
                                    1994    200,000        --          1,152         41,796(4)

R. Scott Murray...................  1996    250,000   125,000        100,000             --
  Chief Financial Officer           1995    230,000    30,000        100,000         37,260(5)
                                    1994    123,264    17,000         70,000         45,683(6)

Martin Rice(7)....................  1996    166,266    97,500(8)     100,000         56,333(9)
  Executive Vice President,
  Research & Development

Anthony J. Bordon.................  1996    150,000   141,413(10)    115,000             --
  President, International


---------------
 (1) Represents amounts paid to reimburse Mr. Perik for income taxes incurred from payments he received from the Company for rent and moving expenses.

 (2) Includes $57,600 for rent of Mr. Perik's apartment in Boston and certain moving expenses, and $40,459 to reimburse Mr. Perik for income taxes incurred from payments he received from the Company for rent and moving expenses.

 (3) Represents amounts paid to reimburse Mr. O'Leary for income taxes incurred from payments he received from the Company for rent and moving expenses.

 (4) Includes $27,239 for expenses incurred by Mr. O'Leary in connection with moving to the Boston area, and $14,557 to reimburse Mr. O'Leary for income taxes incurred from payments he received from the Company for moving expenses.

 (5) Represents amounts paid to reimburse Mr. Murray for income taxes incurred from payments he received from the Company for rent and moving expenses.

 (6) Includes $34,091 paid to reimburse Mr. Murray for expenses incurred in connection with moving to the Boston area and $11,592 in fees paid for consulting services provided by Mr. Murray prior to becoming an employee of the Company.

 (7) Dr. Rice's employment with the Company terminated on May 19, 1997.

 (8) Includes $50,000 paid to Dr. Rice under a non-competition agreement between Dr. Rice and the Former Learning Company in connection with the Former Learning Company's acquisition of HyperGlot Software Company, Inc. in July 1993.


 (9) Includes $36,250 for expenses incurred by Dr. Rice in connection with moving to the San Francisco Bay area, and $20,083 to reimburse Dr. Rice for income taxes incurred from payments he received from the Company for moving expenses.

(10) Represents commissions.

EMPLOYMENT ARRANGEMENTS

     On April 9, 1997, Messrs. Perik and O'Leary each entered into a three-year employment agreement with the Company providing for their continued employment by the Company in their present capacities. Each of the agreements provides for, among other things, an annual base salary of not less than $400,000 and eligibility for a target cash bonus of up to $300,000 per year payable on a quarterly basis based upon performance objectives approved by the Compensation Committee. Each of the agreements also provides that if the executive's employment with the Company is terminated by the Company other than for just cause or by the executive for good reason, the Company will make severance payments to the executive over a three-year period (the "Continuation Period") in an aggregate amount equal to three times the then-current annual base salary plus three times the amount of all bonuses paid or accrued under the agreement with respect to the twelve month period immediately preceding such termination. Each of the agreements also provides that the Company will provide the executive, during the Continuation Period, with life, disability, accident and health insurance benefits and a monthly automobile allowance identical or substantially similar to that which the executive received immediately prior to such termination. In addition, each of the agreements provides that, during the Continuation Period, all of the executive's then outstanding options for the purchase of capital stock of the Company will continue to vest and remain exercisable in accordance with the terms of the applicable stock option agreement as if the employment of the executive were not terminated until the last day of the Continuation Period. Also, under each of the agreements, the Company agreed that if any of the severance payments provided for by the agreements become subject to tax (the "Excise Tax") under Section 4999 of the Code, the Company will pay the executive an additional payment (a "Gross-up Payment") such that the net amount retained by the executive, after deduction of any Excise Tax and any other tax on such payments and the Gross-up Payment, will be equal to the original severance payments. The Gross-up Payments will only apply to severance payments if the event that causes the severance payments to be subject to the Excise Tax occurs during the three-year term of the agreement. The Company has also agreed to enter into a security arrangement reasonably acceptable to each of Messrs. Perik and O'Leary to secure the severance payments under each of the agreements.

     On May 22, 1997, Mr. Murray entered into a three-year employment agreement with the Company providing for his continued employment by the Company in his present capacity. The agreement provides for, among other things, an annual base salary of not less than $250,000 and eligibility for a target cash bonus of up to $150,000 per year payable on a quarterly basis based upon performance objectives approved by the Compensation Committee. The agreement also provides that if Mr. Murray's employment with the Company is terminated by the Company other than for just cause or by the executive for good reason, the Company will make severance payments to Mr. Murray over a three-year period in an aggregate amount equal to three times the then-current annual base salary plus three times the amount of all bonuses paid or accrued under this agreement with respect to the twelve month period immediately preceding such termination. The agreement contains benefit continuation and tax provisions similar to those set forth in the employment agreements of Messrs. Perik and O'Leary.

     On April 7, 1997, Dr. Rice entered into a two-year employment agreement with the Company as Senior Vice President, Development. The agreement provides for, among other things, an annual base salary of not less than $150,000 and eligibility for a target cash bonus of up to 75% of the annual base salary per year payable on a quarterly basis based upon a plan agreed upon with the Chief Executive Officer of the Company for each employment year. The agreement also provides that if Dr. Rice's employment with the Company is terminated by the Company other than for just cause or by Dr. Rice for good reason, the Company will make severance payments to Dr. Rice over a one-year period in an aggregate amount equal to the then-current annual base salary plus the amount of all bonuses paid or accrued under the agreement with respect to the twelve month period immediately preceding such termination. Dr. Rice's employment with the Company terminated on May 19, 1997.

     On March 5, 1997, Mr. Bordon entered into a two-year employment agreement with the Company as President, International. The agreement provides for, among other things, an annual base salary of not less than $200,000 and eligibility for a target cash bonus of up to $165,000 per year payable on a quarterly basis based upon a plan agreed to by the Chief Executive Officer of the Company for each employment year. The agreement also provides that if Mr. Bordon's employment with the Company is terminated by the Company other than for just cause or by Mr. Bordon for good reason, the Company will make severance payments to Mr. Bordon over a two-year period in an aggregate amount equal to two times the then-current annual base salary plus two times the amount of all bonuses paid or accrued under the agreement with respect to the twelve month period immediately preceding such termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Helen Wright, former Director of Investment Relations for the Company and Mr. Perik's sister, is indebted to the Company under a loan agreement entered into on June 30, 1991 between Former SoftKey and Ms. Wright pursuant to which Former SoftKey loaned Ms. Wright 267,000 Canadian dollars ("CDN $") to assist Ms. Wright in paying the exercise price of certain employee stock options. As of August 15, 1997 the aggregate principal amount of the loan outstanding was CDN $203,000. In addition, as of August 15, 1997, Ms. Wright was also indebted to the Company in the principal amount of CDN $77,500 pursuant to a loan by Former SoftKey to Ms. Wright for the purchase of common shares of Former SoftKey. Both loans are interest-free and payable on demand.


     On April 5, 1996, the Company issued 158,099 shares of Common Stock to Tribune Company in payment of a $3,000,000 promissory note and all interest accrued thereon. Mr. Dowdle, a director of the Company, is a director of Tribune Company.



     On August 26, 1997, the Company entered into Securities Purchase Agreements with affiliates of Thomas H. Lee Company, Bain Capital, Inc. and Centre Partners Management LLC (collectively, the "Purchasers") pursuant to which the Company agreed to issue an aggregate of 750,000 shares of Series A Preferred Stock (defined below) to the Purchasers in exchange for the surrender of the Company's 5 1/2% Convertible/Exchangeable Notes due 2000 (the "Notes") in an aggregate principal amount of $150,000,000, which Notes shall be purchased by the Purchasers from Tribune Company for approximately $123,000,000. Mr. Sperling, a director of the Company, is a Managing Director of Thomas H. Lee Company. Mr. Dowdle, a director of the Company, is a director of Tribune Company. See "Approval of the Issuance of Series A Convertible Participating Preferred Stock."

STOCK OPTION GRANTS



     The following table summarizes certain information concerning stock options granted during fiscal year 1996 to the Named Executive Officers.


                       OPTION GRANTS IN LAST FISCAL YEAR


                                          INDIVIDUAL GRANTS
                     --------------------------------------------------------    POTENTIAL REALIZABLE
                                        PERCENT OF                             VALUE AT ASSUMED ANNUAL
                        NUMBER OF      TOTAL OPTIONS                             RATES OF STOCK PRICE
                        SECURITIES      GRANTED TO                             APPRECIATION FOR OPTION
                        UNDERLYING     EMPLOYEES IN   EXERCISE OR                        TERM
                     OPTIONS GRANTED      FISCAL      BASE PRICE   EXPIRATION  ------------------------
                     (# OF SHARES)(1)     YEAR(%)       ($/SH)        DATE        5%($)       10%($)
                     ----------------  -------------  -----------  ----------  -----------  -----------
Michael J. Perik....     1,000,000(2)      12.41        16.0625      2/5/2006   10,101,620   25,599,488
Kevin O'Leary.......     1,000,000(2)      12.41        16.0625      2/5/2006   10,101,620   25,599,488
R. Scott Murray.....       100,000(3)       1.24        16.0625(4)   2/5/2006    1,010,162    2,559,949
Martin Rice.........        50,000          0.62        16.0625(4)   2/5/2006      505,081    1,279,974
                            25,000          0.31        24.0000(4)   6/3/2006      377,337      956,245
                            25,000          0.31        18.3750(4)   7/8/2006      288,898      732,125
Anthony J. Bordon...        65,000          0.81        16.0625(4)   2/5/2006      656,605    1,663,967
                            50,000(5)       0.62        16.0625(4)   6/2/2005      462,424    1,149,351


---------------

(1) All options granted under the Company's Long Term Equity Incentive Plan are granted at a price equal to the fair market value of the Common Stock on the date of grant. Options generally become exercisable in quarterly increments over a three year period.


(2) Option vests on February 6, 2002, subject to acceleration based on the following conditions: (a) after $300,000,000 of the Company's outstanding convertible or convertible/exchangeable notes is repaid under certain circumstances, (b) as to one-tenth of the aggregate shares, at such time that the closing price of Common Stock reaches $43 per share for a specified period, (c) as to additional one-tenths of the aggregate shares, at such time that the closing price of Common Stock reaches $45, $47, $49 and $51 per share, respectively, for a specified period and (d) as to the remaining one-half of the aggregate shares, at such time that the closing price of Common Stock reaches $53 per share for a specified period.

(3) Option vests quarterly over a three year period pursuant to an amendment to Mr. Murray's stock option agreement in August 1997.

(4) Options repriced to $10.40 on March 13, 1997 as part of an option repricing in fiscal 1997.

(5) Option replaced as part of an option repricing in fiscal 1996. See "Repricing of Options."

OPTION EXERCISES AND YEAR-END OPTION TABLE


     The following table provides information regarding the exercise of stock options during fiscal year 1996 and stock options held as of the end of fiscal year 1996 by the Named Executive Officers.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                              OPTIONS AT             IN-THE-MONEY OPTIONS AT
                                                          FISCAL YEAR END(#)           FISCAL YEAR END($)
                     SHARES ACQUIRED      VALUE       --------------------------  -----------------------------
NAME                  ON EXERCISE(#)   REALIZED($)(1)  EXERCISABLE/ UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE(2)
----                 ---------------  --------------  ------------ -------------  ------------ ----------------
Michael J. Perik....          --               --        812,280     1,137,500      1,945,657        --
Kevin O'Leary.......          --               --        362,999     1,137,500         53,420        --
R. Scott Murray.....          --               --         79,998       150,002         97,500        --
Martin Rice.........      43,272          750,466        144,487            --        349,890        --
Anthony J. Bordon...       5,000          100,250         49,602        73,748         40,056        --

---------------
(1) Represents the difference between the exercise price and the fair market value of Common Stock on the date of exercise.

(2) Based on the fair market value of the Common Stock on January 3, 1997 ($15.625 per share) less the option exercise price.

REPRICING OF OPTIONS


     The following table sets forth certain information concerning the repricing of stock options held by the Named Executive Officers during fiscal year 1996.


                           TEN-YEAR OPTION/REPRICINGS

                                                                                                      LENGTH OF
                                   NUMBER OF                                                       ORIGINAL OPTION
                                   SECURITIES                                                      TERM REMAINING
                                   UNDERLYING   MARKET PRICE OF  EXERCISE PRICE AT                   AT DATE OF
                                    OPTIONS      STOCK AT TIME        TIME OF                       REPRICING OR
                                  REPRICED OR   OF REPRICING OR    REPRICING OR      NEW EXERCISE     AMENDMENT
NAME                      DATE     AMENDED(#)    AMENDMENT($)      AMENDMENT($)        PRICE($)      (IN MONTHS)
----                     -------  ------------  ---------------  -----------------   ------------  ---------------
Anthony J. Bordon.......  2/5/96     50,000         16.0625            22.75            16.0625          111
President, International

COMPENSATION COMMITTEE REPORT ON OPTION REPRICING

     In February 1996, the Compensation Committee approved the repricing of certain options granted to employees pursuant to the Long Term Equity Incentive Plan (the "Equity Incentive Plan"). Because of the decline in the market price of the Common Stock, certain outstanding options in February 1996 were exercisable at prices that exceeded the market price of Common Stock thereby substantially impairing the effectiveness of such options as performance incentives. In view of this decline and in keeping with the Company's philosophy of utilizing equity incentives to motivate and retain qualified employees, the Compensation Committee felt that it was important to restore for eight key employees of the Company the performance incentives intended to be provided by options through the repricing of options with exercise prices in excess of the market price at the time of repricing.

     Pursuant to the terms of the repricing, eight option holders were issued new options having an exercise price of $16.0625 per share, the market price of the Common Stock on the date of the repricing (the "New Options"). None of the eight option holders was an executive officer at the time of the repricing. Subsequent to the repricing, one of the option holders became an executive officer. The New Options modify the exercise price of the existing options (the "Existing Options") and are governed by the Company's 1996 Stock Option Plan. The option agreements for the New Options contain substantially the same terms as the option agreements for the Existing Options, including continuation of the same vesting schedules.



                                          COMPENSATION COMMITTEE



                                          Lamar Alexander
                                          Michael A. Bell
                                          Robert Rubinoff
                                          Scott M. Sperling


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is furnishing the following report on the compensation policies applicable to the Company's executive officers with respect to compensation reported for the fiscal year ended January 4, 1997.

EXECUTIVE OFFICER COMPENSATION

     The objective of the Company's executive compensation program is to attract and retain key executives critical to the success of the Company. To closely align the interests of such executives with those of the Company's stockholders, the Company relies on the use of stock-based compensation plans to comprise a high proportion of executive officers' total compensation. In addition, the Company uses discretionary bonuses to ensure that an individual's compensation is directly related to the Company's financial and other goals.

     As a result of its acquisitions of the Former Learning Company and Compton's NewMedia, Inc. in the closing days of 1995 and of MECC in May 1996, the Company was significantly larger and more complex than previously and faced significant operational challenges in integrating all of its constituent parts during the year ended January 4, 1997. The Compensation Committee recognized in early 1996 the significant efforts that would be required of the Company's executive officers to achieve the Company's goals, and sought to implement an executive compensation program that would reward executive officers' successful efforts while aligning their interests with those of the Company's stockholders.

     BASE SALARY. Salaries paid to executive officers, other than the President and Chief Executive Officer, are reviewed by the Chief Executive Officer based upon his assessment of the nature of the position, and the contribution, experience and tenure of the executive officer. At the request of the Chief Executive Officer, the Compensation Committee reviews any recommendations of the Chief Executive Officer resulting from such review. The Compensation Committee is responsible for determining the salaries of the President and Chief Executive Officer. Messrs. Perik and O'Leary, the Chief Executive Officer and President of the Company, respectively, are compensated pursuant to employment agreements. The terms of such agreements were approved by the Compensation Committee. The base salaries and annual bonus targets under those agreements are subject to review by the Compensation Committee annually.

     DISCRETIONARY BONUS. Periodically during the year, the Chief Executive Officer may grant or recommend the payment of discretionary bonuses to executive officers (other than himself and the President) based upon his evaluation of such executive officer's tangible and direct contribution to the Company's performance. In February 1996, the Compensation Committee established an overall Company performance target which had to be attained before any bonuses could be paid to the Company's Chief Executive Officer, President, Chief Financial Officer and Chief Operating Officer for the fiscal year ended January 4, 1997. This performance target related to the attainment of a specified level of after-tax cash flow per share, which after the end of the year the Compensation Committee determined was satisfied.

     STOCK OPTIONS. The Company believes that the most effective way to align the interests of executives with those of the Company's stockholders is to ensure that executive officers hold equity stakes in the Company. Accordingly, the Compensation Committee and management have determined that continued use of stock options is an important mechanism for long-term incentive compensation of executive officers. The Compensation Committee administers the Equity Incentive Plan, under which options are granted to executive officers as well as other employees of the Company. Generally, option grants are approved by the Compensation Committee upon the recommendation of the Chief Executive Officer, who determines the amount of such grants based upon factors similar to those used to determine salary and any bonus. Options are granted at fair market value on the date of grant, have ten year terms and generally have vesting periods of three years. In February 1996, the Compensation Committee granted to each of Mr. Perik and Mr. O'Leary options under the Company's stock option plans to purchase 1,000,000 shares of Common Stock. The options will not vest for six years unless the market price of the Common Stock reaches $43 per share and the Company eliminates a substantial portion of its outstanding long-term debt. The Compensation Committee granted these options in recognition of Messrs. Perik's and O'Leary's important contributions to the Company's success and the achievement of its goals in 1995 and to further align their interests with those of the Company's stockholders. The option awards were designed to incorporate a number of features to lessen their immediate value and appeal, while providing a large potential gain if significant stockholder value is created. During the fiscal year ended January 4, 1997, the Committee granted options to the Company's Chief Financial Officer, Chief Operating Officer and President, International that were in whole or in part subject to a vesting schedule and certain other performance measures identical to those imposed on the Chief Executive Officer and President described above. See "Stock Option Grants."

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee increased the salary of Mr. Perik from $300,000 in the fiscal year ended January 6, 1996 to $400,000 in the fiscal year ended January 4, 1997, reflecting his contributions to the Company. See "Employment and Severance Arrangements."

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company's Chief Executive Officer and four other most highly compensated executive officers. The Committee believes that it is in the best interests of the Company's stockholders to comply with the new tax law while still maintaining the goals of the Company's executive compensation program, thereby maximizing the deductibility of the Company's executive compensation payments. The Company currently intends to structure grants under future stock option plans in a manner that complies with this section of the Code.



                                          COMPENSATION COMMITTEE



                                          Lamar Alexander
                                          Michael A. Bell
                                          Robert Rubinoff
                                          Scott M. Sperling


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors, executive officers and holders of more than 10% of a registered class of equity securities of the Company to file initial reports of ownership and reports of changes in ownership of equity securities with the

Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of all such forms filed. Based solely on its review of copies of such forms received by it or written representations from certain reporting persons, the Company believes that during the year ended January 4, 1997 all directors, executive officers and holders of more than 10% of the Company's equity securities complied with all applicable Section 16(a) filing requirements.

COMPARATIVE STOCK PERFORMANCE

     The graph below compares the five-year cumulative total returns for the Company's Common Stock, Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and an industry index (the "Industry Index"). The graph assumes a $100 investment on June 28, 1991 in the Company's Common Stock and in each of the two indices, and assumes the reinvestment of all dividends paid by companies represented in the two indices. The Industry Index includes all companies listed on the Nasdaq National Market with the standard industry code 7372 (Computer and Data Processing Services). The graph is in this Proxy Statement in accordance with the rules of the SEC and is not necessarily indicative of future performance.


                                                       FISCAL YEAR ENDED
                             -----------------------------------------------------------------
INDEX                        6/28/91   6/30/92   6/30/93   1/7/94    1/6/95   1/5/96   1/3/97
-----                        -------   -------   -------   -------   -------  -------  -------
The Learning Company, Inc..  $100.00     89.80     49.00     43.90     78.80    75.50    51.40
S&P 500 Index..............  $100.00    113.30    128.70    135.90    137.20   188.60   234.20
Industry Index.............  $100.00    137.60    175.30    183.80    212.10   309.50   412.70


          PROPOSAL 2.  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending January 3, 1998. The Board of Directors recommends that the stockholders vote FOR ratification of that appointment. If the stockholders do not ratify the selection of Coopers & Lybrand L.L.P., the Board of Directors will reconsider this matter. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

     PROPOSAL 3.  APPROVAL OF 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On July 31, 1996, the Board of Directors adopted the Company's 1996 Non-Employee Director Stock Option Plan (the "1996 Plan"), subject to stockholder approval. Under the 1996 Plan, certain directors who are not officers or employees of the Company or any affiliate of the Company (the "Non-Employee Directors") are eligible to receive stock options. There are currently seven Non-Employee Directors on the Board of Directors.

     The Board of Directors believes that the success of the Company depends largely on its ability to attract and retain directors with relevant and beneficial experience who are motivated to exert their best efforts on behalf of the Company. The Board of Directors believes that a program permitting the grant of stock options to Non-Employee Directors promotes the long term financial success of the Company by further aligning the interests of Non-Employee Directors with the interests of the Company and its stockholders. The purpose of the 1996 Plan, therefore, is (i) to encourage equity ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's success and progress and (ii) to provide such directors with incentive to remain as directors. The Board of Directors has appointed a committee (the "Committee") to supervise and administer the 1996 Plan.


SUMMARY OF THE 1996 PLAN



     The 1996 Plan provides that each Non-Employee Director who became a director after May 16, 1996 but prior to August 16, 1996 (the "Effective Date") was entitled to receive a non-statutory stock option (the "Initial Option") to purchase 50,000 shares of Common Stock on the Effective Date. The 1996 Plan further provides that each Non-Employee Director who becomes a director after the Effective Date is entitled to receive the Initial Option to purchase 50,000 shares of Common Stock on the date that he or she first becomes a member of the Board of Directors. In addition, the 1996 Plan provides that each Non-Employee Director is entitled to receive a non-statutory option (the "Committee Option") to purchase 25,000 shares of Common Stock upon initial appointment to a committee of the Board of Directors. The Board of Directors may also grant additional non-statutory options (the "Discretionary Options") to Non-Employee Directors in its or the Committee's sole discretion. Initial Options, Committee Options and Discretionary Options are exercisable in eight quarterly installments, with the first of such installments becoming exercisable three months after the date of grant (provided that, for each such installment, the optionee continues to serve as a director on such date).



     The 1996 Plan provides for the grant of stock options for up to 500,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events). To date, no options to purchase shares of Common Stock have been granted under the 1996 Plan; however, options to purchase 400,000 shares of Common Stock have been granted under the Company's 1996 Stock Option Plan, which options shall be converted into options to purchase the same number of shares under the 1996 Plan if and when the 1996 Plan is approved by the Company's stockholders. The closing price of the Common Stock on the New York Stock Exchange on October 20, 1997 was $16.4375. All options granted under the 1996 Plan are granted at a price equal to the fair market value of the Common Stock on the date of grant and require that the exercise price be paid in full. Options granted under the 1996 Plan generally are not transferable by the option holder except by will or by the laws of descent and distribution and are exercisable during the lifetime of the director only while he or she is serving as a director of the Company or in accordance with certain circumstances set forth below. No option is exercisable more than ten years after the date of grant. If a director dies or becomes disabled while he or she is serving as a director of the Company, the option is exercisable, to the extent exercisable at the time of such death or disability, for a one-year period thereafter. In the event that (i) a director's service is terminated by the Company under certain circumstances or (ii) the director ceases to serve as a director for any other reason, the option is exercisable, to the extent exercisable at the time of such cessation of service, for ten days and ninety days, respectively, from the date of such cessation of service.


     In most circumstances, the Board of Directors may suspend, terminate, discontinue or amend the 1996 Plan in any respect. Without the approval of the stockholders, however, no amendment may (i) change the number of shares subject to the 1996 Plan (with certain exceptions in the case of mergers, recapitalizations and related transactions), (ii) materially modify eligibility requirements under the 1996 Plan, or (iii) materially increase the benefits accruing to participants under the 1996 Plan.

     In the event of a "change in control" of the Company, all outstanding options immediately vest and, at the election of the Board of Directors, either
(i) the value of all outstanding options shall be cashed out on the basis of a formula determined under the 1996 Plan or (ii) in the case of a sale of assets of the Company, merger, reorganization or other similar transaction, the Board of Directors shall make any appropriate adjustments to all outstanding options.


FEDERAL INCOME TAX CONSEQUENCES



     All options granted under the 1996 Plan are non-statutory stock options and are not entitled to special tax treatment under Section 422 of the Code.


     No taxable income is recognized by a director upon the grant of a non-statutory stock option. The director must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, if a director exercises the option within six months of the date of grant, upon exercise of such option, no income will be recognized by the director until six months have expired from the date the option was granted. The income then recognized will include any appreciation in the value of the shares during the period between the date of exercise and the date six months after the date of grant, unless the director makes an election under Section 83(b) of the Code to have the difference between the exercise price and fair market value at the time of exercise recognized as ordinary income as of the time of exercise. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the director. The director will recognize a gain or any loss upon the subsequent disposition of the purchased shares equal to the difference between his or her basis and the amount realized upon the sale. The gain or loss will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year after the date of exercise, or if the director exercised the option within six months of the date of grant and did not make a Section 83(b) election, more than one year from the date six months after the date of grant.

BOARD RECOMMENDATION

     The Board of Directors believes that the approval of the 1996 Plan is in the best interests of the Company and its stockholders and therefore recommends a vote FOR this proposal.

    PROPOSAL 4.  APPROVAL OF THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. Accordingly, on September 9, 1997, the Board of Directors adopted, subject to stockholder approval, the 1997 Employee Stock Purchase Plan (the "1997 Stock Purchase Plan"). Up to 1,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 1997 Stock Purchase Plan.


SUMMARY OF THE 1997 STOCK PURCHASE PLAN



     The 1997 Stock Purchase Plan, which provides for six offerings, one beginning every six months commencing December 1, 1997 until and including November 30, 2000, provides eligible employees with the opportunity to purchase shares of the Company's Common Stock at a discounted price. A maximum of 1,000,000 shares of Common Stock may be issued under the 1997 Stock Purchase Plan. The closing price of the Common Stock on the New York Stock Exchange on October 20, 1997 was $16.4375 per share.


     All employees of the Company and its participating subsidiaries, including, with certain limitations, officers or directors who are also employees, are eligible to participate in the 1997 Stock Purchase Plan, provided he or she (i) is employed by the Company or any participating subsidiary on the applicable offering commencement date, (ii) is regularly employed by the Company or any participating subsidiary for 20 or more hours per week and for more than five months in a calendar year and (iii) has been employed by the Company or any participating subsidiary for at least 90 days on the applicable offering commencement date. An employee may elect to have a whole number percentage from 1% to up to 10% withheld from his or her base pay for purposes of purchasing shares under the 1997 Stock Purchase Plan, subject to certain limitations on the maximum number of shares that may be purchased. The price at which shares may be purchased during each offering will be the lower of
(i) 85% of the last sale price of the Common Stock as reported on the New York Stock Exchange (the "NYSE") on the date that the offering commences or (ii) 85% of the last sale price of the Common Stock as reported on the NYSE on the date that the offering terminates.

     The 1997 Stock Purchase Plan is administered by the Board of Directors and the Compensation Committee. Pursuant to the terms of the 1997 Stock Purchase Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1997 Stock Purchase Plan. The Compensation Committee has the authority to make rules and regulations for the administration of the 1997 Stock Purchase Plan. The Compensation Committee or the Board may at any time terminate or amend the 1997 Stock Purchase Plan, provided that no such amendment may be made without approval of the stockholders of the Company if such approval is required by Rule 16b-3 under the Exchange Act and other applicable securities and tax laws. The 1997 Stock Purchase Plan contains provisions relating to the disposition of options in the event of certain mergers or consolidations involving the Company.

     As of September 8, 1997, approximately 760 employees were eligible to participate in the 1997 Stock Purchase Plan.


FEDERAL INCOME TAX CONSEQUENCES



     The following is a summary of the United States federal income tax consequences that generally will arise with respect to participation in the 1997 Stock Purchase Plan and with respect to the sale of Common Stock acquired under the 1997 Stock Purchase Plan. The 1997 Stock Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code.


     In general, a participant will not recognize taxable income upon enrolling in the 1997 Stock Purchase Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the 1997 Stock Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of: (i) the excess of the fair market value of the Common Stock on the Grant Date over the price at which the participant purchased the Common Stock; or (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

     Any further income will be long-term capital gain. If the sale of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

     The offering of Common Stock under the 1997 Stock Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the 1997 Stock Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     The amount that a participant elects to have deducted from his or her base pay for the purchase of Common Stock under the 1997 Stock Purchase Plan constitutes taxable wages and is subject to withholding. Moreover, the Company will have a withholding obligation with respect to ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. The Company will require any affected participant to make arrangements to satisfy this withholding obligation.

BOARD RECOMMENDATION


     The Board of Directors believes that the 1997 Stock Purchase Plan is in the best interests of the Company and its stockholders and therefore recommends a vote FOR this proposal.


PROPOSAL 5.  APPROVAL OF AMENDMENTS TO THE COMPANY'S LONG TERM EQUITY INCENTIVE
                                      PLAN


     The Company's Long Term Equity Incentive Plan (the "Equity Incentive Plan"), which was initially approved by the stockholders of the Company on October 10, 1990, had been amended through May 1996 to cover 7,000,000 shares of Common Stock.



     On September 9, 1997 the Company's Board approved amendments to the Equity Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock issuable under the Equity Incentive Plan from 7,000,000 to 9,000,000 and to eliminate the Company's ability to grant options at below the fair market value of the Common Stock at the time of grant. The closing price of the Common Stock on the New York Stock Exchange on October 20, 1997 was $16.4375 per share.


     In order to comply with Section 162(m) of the Code, the increase in the number of shares covered by the Equity Incentive Plan and the continuance of the Plan must be approved by stockholders. A vote in favor of the proposed amendments will constitute approval of the continuance of the Equity Incentive Plan.


SUMMARY OF THE EQUITY INCENTIVE PLAN


     A summary of the terms and provisions of the Equity Incentive Plan and the proposed amendment thereto is set forth below and is qualified in its entirety by reference to the full text of the Equity Incentive Plan, as proposed to be amended. Capitalized terms used and not otherwise defined in this summary have the meanings ascribed to them in the Equity Incentive Plan.

     GENERAL. The purpose of the Equity Incentive Plan is to provide selected eligible employees of and consultants to the Company, its subsidiaries and its affiliates an opportunity to participate in the Company's future by offering them long-term performance-based and other incentives and equity interests in the Company so as to retain, attract and motivate management personnel. As of October 15, 1997, approximately 12,000 persons were eligible to participate in the Equity Incentive Plan.

     The Equity Incentive Plan provides for grants to eligible employees and consultants of awards including (a) options to purchase shares of Common Stock ("Options") at the fair market value of such shares at the time such Options are granted, consisting of (i) Incentive Stock Options ("ISOs"), (ii) Non-Qualified Stock Options ("NQSOs") and (iii) any other type of Option (in each case with or without SARs); (b) SARs, which are rights to receive an amount equal to the increase, between the date of grant and the date of exercise, in the fair market value of the number of shares of Common Stock subject to the SAR; (c) Stock Purchase

Rights, similar in certain respects to Options; and (d) Performance Shares which are equivalent in value to shares of Common Stock and may be awarded based on the extent to which a participant achieves selected performance objectives over a specified period of time.

     The Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the authority, except to the extent that it violates Section 162(m) of the Code, (x) to select the eligible participants to whom awards under the Equity Incentive Plan shall be granted, (y) to determine the nature and extent of such awards granted and (z) to determine the terms and conditions applicable to such awards. In administering the Equity Incentive Plan, the Compensation Committee may, except to the extent it violates Section 162(m) of the Code, (a) adopt, alter or repeal administrative rules, guidelines and practices governing the Equity Incentive Plan as it deems advisable, (b) interpret the terms and provisions of the Equity Incentive Plan and (c) adjust performance goals and measurements applicable to awards to account for (i) continued compliance with applicable laws, tax regulations and accounting rules,
(ii) unusual or extraordinary items, events or occurrences (including Changes in Control as defined in the Equity Incentive Plan) in order to avoid windfall or hardship, (iii) material changes in business conditions and (iv) such other changes as it deems appropriate in the exercise of its discretion.

     The Compensation Committee may also amend, alter or discontinue the Equity Incentive Plan as it deems advisable, provided that any such action which would impair the rights of a participant under an outstanding award requires such participant's consent. In addition, to the extent necessary to comply with certain federal securities and income tax laws including without limitation
Section 162(m) of the Code, stockholder approval is required for any amendment, alteration or discontinuance of the Equity Incentive Plan where such action would (i) increase the number of shares of Common Stock reserved for issuance pursuant to awards under the Equity Incentive Plan, (ii) change certain minimum price terms for Options or Stock Purchase Rights, (iii) change the class of employees and consultants eligible to participate in the Equity Incentive Plan,
(iv) extend the maximum term of an Option or a Stock Purchase Right exercise period or (v) materially increase the Equity Incentive Plan benefits accruing to Equity Incentive Plan participants.

     The Compensation Committee may also, at any time without stockholder approval, amend the Equity Incentive Plan and the terms of any outstanding award
(a) to maximize certain federal income tax benefits accorded to awards or (b) to comply with federal securities laws; provided that any such amendment with respect to outstanding awards requires the consent of the participants whose awards are affected thereby.

     Unless earlier terminated by the Board, the Equity Incentive Plan will terminate on July 1, 2000, but any award granted pursuant to the Equity Incentive Plan prior to July 1, 2000 may extend beyond such date, in accordance with its terms.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the Equity Incentive Plan and with respect to the sale of Common Stock acquired under the Equity Incentive Plan.

     INCENTIVE STOCK OPTIONS

     In general, an optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, an optionee will generally recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock").

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that an optionee has owned the ISO Stock at the time it is sold. If the optionee sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the optionee will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the optionee sells ISO Stock prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then generally all or a portion of the gain recognized will be ordinary compensation income and the remaining gain will be a capital gain, long-term if the optionee has held the ISO Stock for more than one year prior to the date of the sale.

     If an optionee sells ISO Stock for less than the exercise price, then the optionee will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the optionee has held the ISO Stock for more than one year prior to the date of the sale.

     NON-STATUTORY OPTIONS

     As in the case of an incentive stock option, an optionee will not recognize taxable income upon the grant of a non-statutory option. Unlike the case of an incentive stock option, however, an optionee who exercises a non-statutory option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, an optionee will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, an optionee generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the optionee's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     TAX CONSEQUENCES TO THE COMPANY

     The grant of a stock option under the Equity Incentive Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option acquired under the Equity Incentive Plan nor the sale of any Common Stock acquired under the Equity Incentive Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by an optionee under the Equity Incentive Plan. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

BOARD RECOMMENDATION

     The Board of Directors believes the amendments to the Equity Incentive Plan are in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

    PROPOSAL 6.  APPROVAL OF ISSUANCE OF SERIES A CONVERTIBLE PARTICIPATING
                                PREFERRED STOCK


     On August 26, 1997, (i) the Company entered into three separate Securities Purchase Agreements (collectively, the "Securities Purchase Agreements") with affiliates of Thomas H. Lee Company, Bain Capital, Inc. and Centre Partners Management LLC (collectively, the "Purchasers") pursuant to which the Company agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase, an aggregate of 750,000 shares of Series A Convertible Participating Preferred Stock, par value $.01 per share, of the Company (the "Series A Preferred Stock") in exchange for the surrender of the Company's 5 1/2% Senior Convertible/Exchangeable Notes due 2000 (the "Notes") in an aggregate principal amount of $150,000,000 then held by the Purchasers, (ii) the Company and the Purchasers entered into a Registration Rights Agreement (the "Registration Rights Agreement"), and (iii) the Company and the Purchasers entered into three separate Stock Option Agreements (the "Stock Option Agreements") with Thomas H. Lee Company, Bain Capital, Inc. and. Centre Partners Management LLC (the "Option Purchasers").



     Each share of Series A Preferred Stock shall have an initial liquidation preference of $200 (subject to adjustment as described below) and shall initially be convertible into a number of shares of Common Stock determined by dividing $200 by the Conversion Price. The initial Conversion Price (subject to adjustment as described below) shall be $10.00.

     Upon the Closing, assuming conversion of all the Series A Preferred Stock at the initial Conversion Price, the Purchasers would own approximately 15,000,000 shares of Common Stock of the Company, representing approximately 31% of the issued and outstanding shares of Common Stock of the Company.



     The Purchasers and Tribune Company have entered into a Securities Purchase Agreement dated as of August 26, 1997 (the "Note Purchase Agreement") pursuant to which the Purchasers have agreed to purchase from Tribune Company, for an aggregate purchase price of approximately $123,000,000, the Notes that will be surrendered by the Purchasers to the Company in payment for the 750,000 shares of Series A Preferred Stock. Mr. Sperling, a director of the Company, is a Managing Director of Thomas H. Lee Company. Mr. Dowdle, a director of the Company is a director of Tribune Company.


     The affirmative vote of a majority of the votes represented by the shares of Common Stock and the Special Voting Share, voting together as one class, present in person or represented by proxy at the Annual Meeting is required to approve the issuance of Series A Preferred Stock to the Purchasers.

REASONS FOR THE TRANSACTION


     The reason for the proposed issuance and sale of Series A Preferred Stock in exchange for the surrender of the Notes is to enable the Company to reduce the amount of leverage on the Company. The Series A Preferred Stock has certain rights that are preferential to the rights of the Common Stock, including rights
(i) to vote as a separate class under certain circumstances, (ii) to receive a specified distribution amount before any distribution is made to the holders of Common Stock in the event of liquidation, dissolution or winding up of the Company, (iii) to request that the Company purchase the Series A Preferred Stock upon a Purchase Event (as defined below), and (iv) the right to receive specified consideration in certain circumstances upon an Acquisition Event (as defined below). The rights and preferences of the Series A Preferred Stock are summarized below under the heading "Summary of the Terms of the Series A Convertible Participating Preferred Stock."


     In 1995, the Company completed a series of major acquisitions, including the acquisition of the Former Learning Company for a total consideration of $684,066,000, including cash consideration of $543,153,000. These acquisitions were financed in part through the issuance in 1995 of $350,000,000 in principal amount of the 5 1/2% Senior Convertible Notes due 2000 (the "Senior Convertible Notes") and $150,000,000 in principal amount of the Notes. The Company has to date repurchased approximately $36,350,000 in principal amount of the Senior Convertible Notes.

     As of August 15, 1997, the Company had total outstanding indebtedness of $463,650,000, requiring annual interest service costs of approximately $25,000,000.

     In order to continue to compete effectively in the intensely competitive consumer software environment, the Company determined in mid-1997 that it would be prudent to seek to raise additional equity capital in order to reduce its outstanding indebtedness and thus deleverage its balance sheet. The Company believes that a significant reduction in the indebtedness of the Company will provide it with increased financial flexibility to address both the risks of, and opportunities in, the consumer software market. The Company also believes that a reduction in its indebtedness should enable the Company to achieve appropriate market recognition for the performance of its business.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Company at July 5, 1997 and as adjusted to reflect the issuance of 750,000 shares of Series A Preferred Stock to the Purchasers in exchange for the Notes.

                                                                   JULY 5, 1997
                                                               ---------------------
                                                                               AS
                                                                ACTUAL      ADJUSTED
                                                               --------     --------
                                                                  (IN THOUSANDS)
Senior Convertible Notes.....................................  $313,650     $313,650
Senior Convertible/Exchangeable Note -- Related Party........   150,000           --
                                                               --------     --------
                                                               $463,650     $313,650
                                                               --------     --------
STOCKHOLDERS' EQUITY:
Common Stock, $.01 par value
  Authorized -- 120,000,000 shares
  Issued and outstanding -- 44,771,950 shares................  $    492     $    492
Special voting stock, (represents Exchangeable Shares
  that are exchangeable into 1,549,707 shares of common
  stock)Authorized and Issued -- 1 share.....................        --           --
Series A Preferred Stock -- 750,000 Shares...................        --      150,000
Additional paid-in-capital(1)................................   735,517      729,122
Accumulated deficit..........................................  (827,666)    (827,666)
Cumulative translation adjustment............................   (14,657)     (14,657)
                                                               --------     --------
          Total stockholders' equity.........................  (106,314)      37,291
                                                               --------     --------
          Total capitalization...............................  $357,336     $350,941
                                                               ========     ========

---------------
(1) The As Adjusted reflects $6,395,000 of professional fees and expenses estimated to be incurred in connection with the proposed sale of Series A Preferred Stock to the Purchasers.

SUMMARY OF THE SECURITIES PURCHASE AGREEMENTS


     The Securities Purchase Agreements provide that the Purchasers shall purchase from the Company an aggregate of 750,000 shares of Series A Preferred Stock (the "Shares") in exchange for the surrender to the Company of $150,000,000 in aggregate principal amount of the Company's Notes, which Notes shall be purchased by the Purchasers from Tribune Company for $123,000,000 plus an amount equal to the interest accrued on the Notes from the last interest payment date on the Notes up to and including the Closing Date (the "Accrued Interest"). In addition, the Company will pay to the Purchasers the Accrued Interest. As of December 4, 1997, the Accrued Interest will be approximately $768,500.



     The Securities Purchase Agreements provide that the closing (the "Closing") of the transactions contemplated thereunder shall take place on such date (the "Closing Date") as agreed to by the Company and the Purchasers but in no event later than three business days following the date upon which all of the conditions set forth therein and in the Note Purchase Agreement are satisfied or waived. Assuming the requisite stockholder approval at the Annual Meeting with respect to the issuance of Series A Preferred Stock, the Company and the Purchasers currently anticipate closing on or about December 4, 1997.



     The Securities Purchase Agreements contain customary representations and warranties by the Company as to, among other things, (i) the filing of all required documents with the SEC and the accuracy of such documents when filed,
(ii) financial statements, (iii) the absence of material adverse changes in the Company's business, properties, prospects, operations, condition or results of operations, (iv) corporate authority, (v) the absence of certain material defaults or violations, (vi) capitalization, (vii) subsidiaries, (viii) material litigation, (ix) compliance with the Securities Act of 1933, as amended (the "Securities Act"), (x) the absence of material undisclosed liabilities, (xi) no violations of law, (xii) enforceability of the

Securities Purchase Agreements and related agreements, (xiii) outstanding capital stock, (xiv) properties, intellectual property, taxes and insurance, and
(xv) the inapplicability of Section 203 of the Delaware Corporation Law to the transactions contemplated by the Securities Purchase Agreements.

     Consummation of the purchase of the Series A Preferred Stock by the Purchasers pursuant to the Securities Purchase Agreements is subject to various conditions, including: (i) continued accuracy of the representations and warranties of the Company as of the Closing Date and the performance in all material respects by the Company of its obligations under the Securities Purchase Agreements, (ii) the absence of any material adverse effect on the business, properties, prospects, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole; provided, that a decline in the trading price of the Common Stock shall not be deemed to be of such material adverse effect if such decline is not attributable to a material adverse change in the business, properties, prospects, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, (iii) the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction prohibiting or preventing consummation of the transactions contemplated by the Securities Purchase Agreements, (iv) expiration or early termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (v) approval of the issuance of the Series A Preferred Stock to the Purchasers by the affirmative vote of a majority of the votes represented by the shares of Common Stock and the Special Voting Share, voting together as one class, present in person or represented by proxy at the Annual Meeting and (vi) appointment of three directors designated by the Purchasers to the Board of Directors of the Company.

     Under the Securities Purchase Agreements, the Company shall indemnify, defend and hold harmless each Purchaser from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses asserted against, resulting to, or imposed upon or incurred by such Purchaser directly or indirectly in connection with the transactions contemplated by the Securities Purchase Agreements. Any claim for indemnification, insofar as it is related to any of the representations and warranties of the Company contained in the Securities Purchase Agreements, must be made within one year of the Closing Date.

     The Securities Purchase Agreements provide that the Securities Purchase Agreements may be terminated at any time prior to the Closing Date: (a) by the mutual written consent of the Purchasers and the Company; (b) by any Purchaser or the Company if the Closing has not occurred on or before February 26, 1998; provided, however, that the right to terminate the Securities Purchase Agreements under this clause shall not be available to any party whose failure to fulfill any obligation under the Securities Purchase Agreements has been the cause of or resulted in the failure of the Closing to occur on or before such date; or (c) by any Purchaser or the Company if any of the Securities Purchase Agreements or the Note Purchase Agreement is terminated; or (d) by any Purchaser if the stockholders of the Company do not approve the issuance of the shares of Series A Preferred Stock to the Purchasers.

     Upon the execution of the Securities Purchase Agreements, the Company paid to the Purchasers an aggregate fee of $615,000. On the Closing Date, the Company shall pay to the Purchasers an additional aggregate fee of $1,230,000. The Company has also agreed to pay, whether or not the Closing occurs, all documented out-of-pocket costs and expenses, including attorneys', accountants' and consultants' fees, incurred by each of the Purchasers in connection with the Securities Purchase Agreements and the transactions contemplated thereby, up to $800,000 in the aggregate for all Purchasers.


     Under the Securities Purchase Agreements, the Company has agreed (i) to take all action necessary to ensure that one representative of the Lee Purchaser Group, the Bain Purchaser Group and the Centre Purchaser Group (collectively, the "Purchasers' Representatives") shall be elected to the Board of Directors of the Company and that the representative of Thomas H. Lee Company currently serving on the Board of Directors be renominated and reelected when his initial and any subsequent term expires, and (ii) to use its best efforts to cause the election of two nominees from the Purchasers' Representatives to each of the executive, compensation and audit committees of the Board of Directors, except, in each case, to the extent that the Board of Directors determines in good faith, after consultation with outside counsel, that contrary action is required by the Board of Directors' fiduciary duties under applicable law. If the Lee Purchaser Group in the aggregate holds less than 40% or 20% of the Shares initially owned by the Lee Purchaser Group, the Lee Purchaser Group shall only be entitled to nominate one or no nominees to the Board of Directors, respectively. If either the Bain Purchaser Group or the Centre Purchaser Group holds less than 40% of the Shares initially owned by the Bain Purchaser Group or Centre Purchaser Group, respectively, then such Group shall not be entitled to nominate any nominees to the Board of Directors. If at any time there are only two Purchasers' Representatives serving on the Board of Directors, the Company will use its best efforts to cause the election of only one of such Purchasers' Representatives to each of the executive, compensation and audit committees, and if at any time there is only one Purchasers' Representative serving on the Board of Directors, the Company is not obligated to use its best efforts to cause the election of such Purchasers' Representative to any of the committees. The Lee Purchaser Group consists of Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P., Thomas H. Lee Company and affiliates. The Bain Purchaser Group consists of Bain Capital Fund V, L.P., Bain Capital Fund V-B, L.P., BCIP Associates, L.P., BCIP Trust Associates, L.P. and affiliates. The Centre Purchaser Group consists of Centre Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P., State Board of Administration of Florida, Centre Parallel Management Partners, L.P., Centre Partners Co-Investment L.P. and affiliates. The Purchasers have indicated to the Company that they intend to designate Anthony J. DiNovi, Mark E. Nunnelly and Paul J. Zepf for appointment to the Board of Directors.



     In the Securities Purchase Agreements, each of the Purchasers covenants with the Company that, without the consent of the Company, for a period continuing through the fifth anniversary of the date of the Securities Purchase Agreements, it will not, among other things, purchase or acquire, or offer, propose or agree to purchase or acquire, directly or indirectly, any of the Common Stock, (other than by conversion of the Shares) any option, warrant or other right to acquire, directly or indirectly, any Common Stock or any securities which are convertible into or are exchangeable or exercisable for Common Stock, provided, however, that if at any time the percentage of the outstanding Common Stock owned by a Purchaser on a fully-diluted basis is less than the percentage of the outstanding Common Stock owned by such Purchaser on a fully-diluted basis on the Closing Date (the "Maximum Amount"), such Purchaser may purchase additional shares of Common Stock up to the Maximum Amount. In addition, no Purchaser shall, without the Company's consent, sell, transfer, effect a short sale of, grant any option for the purchase of, or loan any Shares or Common Stock for a period of 18 months from the date of issuance of the Shares, except to an affiliate or another Purchaser or an affiliate thereof; provided this restriction will cease to apply upon a mandatory conversion of the Shares into Common Stock pursuant to the Restated Certificate of Incorporation of the Company, and provided further that each Purchaser may sell its Shares or Common Stock in any tender offer or exchange offer made for any securities of the Company.


SUMMARY OF THE REGISTRATION RIGHTS AGREEMENT

     The Registration Rights Agreement provides the Purchasers with certain rights with respect to the registration under the Securities Act of shares of Series A Preferred Stock, Common Stock issued upon conversion thereof and Option Shares (as defined below) (the "Registrable Securities"). Purchasers have the right under the Registration Rights Agreement to require the Company to prepare and file from time to time registration statements under the Securities Act with respect to their Registrable Securities; provided, however, that no demand shall be made to register shares of Common Stock issued upon conversion of Series A Preferred Stock until 18 months after the Closing Date and no demand shall be made to register shares of Series A Preferred Stock until 30 months after the Closing Date (unless the shares of Series A Preferred Stock are mandatorily converted into Common Stock prior to such dates). The Company is not required to effect, in the aggregate, more than four such registrations, provided that the Company is required to effect only one registration of Option Shares. The Registration Rights Agreement also provides that in the event the Company proposes to register any of its securities under the Securities Act, whether or not for sale on its own account, the Purchasers shall be entitled to include Registrable Securities in the registration statement which covers the securities the Company proposes to register, subject to the right of the managing underwriter of any such offering to exclude some or all of such Registrable Securities from such registration if and to the extent that inclusion of such Registrable Securities would interfere with the successful marketing of the securities being distributed by the underwriters of such offering. In such event, the amount of Registrable Securities to be offered for the accounts of the Purchasers shall be reduced pro rata among all of the requesting Purchasers based upon the number of shares requested to be included in such registration by all requesting Purchasers. The Registration Rights Agreement provides that the Company may delay a registration requested by a party to the Registration Rights Agreement for a period not to exceed 90 days in the event the Board of Directors of the Company makes a good faith determination that the filing of the requested registration would adversely affect either a pending transaction of the Company or a securities offering which the Company plans to undertake, provided that such right to delay may not be exercised more than once in any twelve month period.

SUMMARY OF THE STOCK OPTION AGREEMENTS

     Under the Stock Option Agreements, the Company granted an option (the "Option") to the Option Purchasers to purchase up to 448,500 authorized but unissued shares of Common Stock at a price of $11.50 per share (the "Option Shares"). The closing price of Common Stock on the New York Stock Exchange on August 25, 1997 was $11.50 per share. The Option may be exercised by the Option Purchasers in whole or in part and from time to time for a period of three years from the earlier of (i) the second business day following the first meeting of the Company stockholders at which such stockholders fail to approve the issuance of the Series A Preferred Stock or (ii) six months from the execution of the Securities Purchase Agreements, if a meeting of the Company stockholders to consider and act upon such issuance has not been held by such date. The Option shall terminate upon the Closing.

SUMMARY OF THE TERMS OF THE SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK

     The following is a summary of the terms of the Series A Preferred Stock. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to, the Certificate of Designation of the Series A Preferred Stock (the "Designation"), to be filed with the Secretary of State of Delaware amending the Company's Restated Certificate of Incorporation and setting forth the rights, preferences and limitations of the Series A Preferred Stock, a copy of which is filed as an exhibit hereto.

     DIVIDENDS AND DISTRIBUTIONS. Holders of shares of Series A Preferred Stock shall be entitled to receive from the Company, subject to certain exceptions, with respect to each share of Series A Preferred Stock held, the same dividend or other distribution received by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible on the record date for such dividend or other distribution.

     VOTING RIGHTS. Each share of Series A Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock voting together as a single class with other shares entitled to vote at all meetings of the stockholders of the Company. The affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock shall be necessary to (i) authorize, increase the authorized number of shares of or issue any shares of any class or series of capital stock of the Company (other than Common Stock) ranking prior to or on parity with (either as to dividends or the distribution of assets upon liquidation, dissolution or winding up) the Series A Preferred Stock; (ii) increase the authorized number of shares of, or issue any shares of Series A Preferred Stock; (iii) authorize, adopt or approve an amendment to the Restated Certificate of Incorporation of the Company which would decrease the aggregate number of authorized shares of Series A Preferred Stock, increase or decrease the par value of such shares or change the powers, or alter the preferences or special rights of such shares so as to affect such shares of Series A Preferred Stock adversely; or (iv) reclassify any shares of Common Stock or any other shares into shares ranking prior to or on parity with the Series A Preferred Stock.

     PURCHASE OF SERIES A PREFERRED STOCK UPON A PURCHASE EVENT. If a Purchase Event (as defined below) shall occur, then each holder of Series A Preferred Stock shall have the right to require that the Company purchase, to the extent that the Company shall have funds legally available therefor, such holder's shares of Series A Preferred Stock, in whole or in part, at a purchase price in cash in an amount equal to the Purchase Event Purchase Price (as defined below). A "Purchase Event" shall be deemed to have occurred if any person

(other than any of the initial purchasers of the Series A Preferred Stock) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, other than in an Acquisition Event, (as defined below). The "Purchase Event Purchase Price" shall mean an amount per share equal to $200 (the "Base Purchase Event Amount") plus, if such Purchase Event occurs after the second anniversary of the date of issuance of the shares of Series A Preferred Stock, a 9% annual cumulative return on the Base Purchase Event Amount, compounded quarterly, from such second anniversary date through the date of such Purchase Event.

     LIQUIDATION RIGHTS. In the event of any liquidation, dissolution or winding up of the Company (including the commencement of proceedings under applicable bankruptcy laws), no distribution shall be made (i) to the holders of Common Stock or other capital stock junior to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the Liquidation Amount (as defined below) with respect to each such share or (ii) to the holders of shares of capital stock on a parity with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock. If upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the shares of Series A Preferred Stock shall be insufficient to pay in full the Liquidation Amount and the liquidation preference on all parity stock, then such assets, or the proceeds thereof, shall be distributed ratably among the holders of shares of Series A Preferred Stock and any such parity stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. Upon receipt of the Liquidation Amount, holders of shares of Series A Preferred Stock shall not be entitled to any further payments following a liquidation, dissolution or winding up of the Company. The "Liquidation Amount" for a share of Series A Preferred Stock shall mean the greater of (a) an amount per share equal to $200 (the "Base Liquidation Preference"), plus, if such liquidation, dissolution or winding up occurs after the second anniversary of the issuance of such shares of Series A Preferred Stock, an amount equal to a 9% annual cumulative return on the Base Liquidation Preference, compounded quarterly, from such second anniversary date through the date of such liquidation, dissolution or winding up, and (b) the amount that would be distributed with respect to the shares of Common Stock issuable upon conversion of such share of Series A Preferred Stock if all outstanding shares of Series A Preferred Stock were converted into Common Stock immediately prior to such liquidation, dissolution or winding up.


     CONVERSION RIGHTS. The holders of shares of Series A Preferred Stock shall have the right at any time (and from time to time) to convert each such share of Series A Preferred Stock into a number of shares of Common Stock to be determined by dividing $200 by the Conversion Price (as defined below) in effect at the time of such conversion. The initial Conversion Price is $10.00. The initial Conversion Price is subject to adjustment in certain events, including subdivisions and combinations of the Common Stock; a tender offer by the Company for all or any portion of the Common Stock, that shall require the payment to stockholders of aggregate consideration having a fair market value that combined with certain previous payments made by the Company for Common Stock shall exceed 20% of the product of the then current market price of Common Stock times the number of shares of Common Stock then outstanding; and certain reclassifications of Common Stock.


     ACQUISITION EVENT. Upon the occurrence of any Acquisition Event (as defined below), each share of Series A Preferred Stock then outstanding shall thereafter be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) paid in such Acquisition Event (the "Acquisition Event Consideration") for a number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock immediately prior to such Acquisition Event; provided, however, that if such Acquisition Event occurs after the date which is two years from the date of issuance of such share of Series A Preferred Stock and the fair market value of the Acquisition Event Consideration paid for the number of shares of Common Stock issuable upon conversion of such share of Series A Preferred Stock is less than an amount equal to the sum of the Base Liquidation Preference and an amount equal to a 9% annual cumulative return on the Base Liquidation Preference, compounded quarterly, from such second anniversary date through the date of such Acquisition Event (the amount, if any, by which such fair market value is less than such sum being hereinafter referred to as the "Difference"), then each share of the Series A Preferred

Stock shall thereafter be convertible into the Acquisition Event Consideration into which it becomes convertible pursuant to the foregoing provisions, plus additional Acquisition Event Consideration having a fair market value equal to the Difference (or, at the option of the Company, cash equal to the Difference). An "Acquisition Event" shall be deemed to have occurred if (i) a merger, consolidation or other corporate combination of the Company with any other person is consummated, other than (a) a merger, consolidation or other corporate combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 51% of the combined voting power of the voting securities of the Company or the surviving corporation outstanding immediately after such merger, consolidation or other corporate consolidation or (b) a merger, consolidation or other corporate combination effected to implement certain recapitalizations, or (ii) the sale or disposition by the Company of all or substantially all of the property and assets of the Company is consummated. The term "substantially all" is not defined in the Designation. However, this term is used in the Delaware Business Corporation Law ("Delaware Law") and, in that context, has been subject to interpretation by courts in Delaware. The absence of any specific quantitative definition of this term under Delaware Law could lead to a disagreement between the Company and the holders of Series A Preferred Stock as to whether an "Acquisition Event" has occurred and, in such event, it could be necessary for the holders of Series A Preferred Stock to commence legal proceedings to enforce their rights under the Designation.


     MANDATORY CONVERSION. The Company shall have the right, at its option, at a time after the initial period, if any, of 130 consecutive trading days for which the weighted average closing price for the Common Stock for such period is greater than 200% of the Conversion Price, to cause the conversion of each share of Series A Preferred Stock (but not less than all of such shares) into shares of Common Stock at the then effective Conversion Price.

CERTAIN FEES


     Pursuant to a letter agreement dated June 26, 1997 (the "Engagement Letter"), the Company engaged Goldman Sachs & Co. ("Goldman Sachs") to act as its financial advisor in connection with the sale of shares of Series A Preferred Stock to the Purchasers. The Company has agreed to pay Goldman Sachs a transaction fee of $3,000,000 in connection with the transactions contemplated by the Securities Purchase Agreements. This fee is also creditable against certain other fees that would become due upon the occurrence of transactions covered by the Engagement Letter. The Company has also agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including reasonable attorney's fees, and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.


BOARD RECOMMENDATION

     The Board of Directors believes the issuance of the Series A Preferred Stock to the Purchasers is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

                          PROPOSAL 7.  OTHER BUSINESS

     The Company does not know of any matters which may come before the Annual Meeting other than the matters described in the attached Notice. However, if any other matters properly come before the Annual Meeting, the persons named as proxies on the enclosed proxy card intend to vote the proxies in accordance with their judgment. If any nominee has become unavailable at the date of the Annual Meeting, which there is no reason to expect, your proxy, in the enclosed or any other form that so provides, may be voted for a new nominee of the management, unless the Board reduces the number of directors.

STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING


     It is currently anticipated that the 1998 Annual Meeting of stockholders of the Company will be held on May 21, 1998. Stockholder proposals intended to be presented at such Annual Meeting must be received by the Company not later than January 5, 1998 for inclusion in the proxy materials for such Annual Meeting.

INCORPORATION BY REFERENCE


     The Company hereby incorporates by reference into this Proxy Statement (i) its Annual Report on Form 10-K for the fiscal year ended January 4, 1997, (ii) its Quarterly Report on Form 10-Q for the three months ended April 5, 1997,
(iii) its Quarterly Report on Form 10-Q for the three months ended July 5, 1997 and (iv) all reports filed by the Company with the SEC pursuant to Section 13(a) of the Securities Act after the date hereof and prior to the date of the Annual Meeting. These documents, excluding exhibits to such documents, are available without charge upon request to The Learning Company, Inc., One Athenaeum Street, Cambridge, Massachusetts 02142, Attention: Investor Relations. Telephone requests may be directed to Investor Relations at (617) 494-5816. Exhibits will be provided upon written request and payment of an appropriate fee.


                                          By Order of the Board of Directors



                                          NEAL S. WINNEG
                                          Secretary

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

                                                                       EXHIBIT A

                           THE LEARNING COMPANY, INC.

                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



1.  PURPOSE.


     The purpose of this 1996 Non-Employee Director Stock Option Plan (the "Plan") of The Learning Company, Inc. (the "Company") is to encourage ownership in the Company by Non-Employee Directors (as defined below) of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company. Non-Employee Director means a member of the Board of Directors of the Company (the "Board of Directors") who is not an employee of the Company or of any affiliate (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the Company.


2.  ADMINISTRATION.

     A committee appointed by the Board of Directors (the "Committee") shall supervise and administer the Plan. If there shall be no Committee, then the Board of Directors shall carry out all functions specified in the Plan to be carried out by the Committee. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be in accordance with
Section 6. However, all questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Committee and such resolution shall be final and binding upon all persons having an interest in the Plan.

3.  STOCK SUBJECT TO PLAN.

     (a) The maximum number of shares that may be issued or transferred pursuant to options is 500,000 (or the number and kind of shares of stock or other securities which are substituted for those shares or to which those shares are adjusted pursuant to Section 8 hereof), and the Company shall reserve for the purposes of this Plan, out of its authorized but unissued shares or out of shares held in the Company's treasury, or partly out of each, such number of shares as shall be determined by the Board of Directors.

     (b) Whenever any outstanding option or portion thereof expires, is cancelled or is otherwise terminated (other than by exercise of the option), the shares allocable to the unexercised portion of such option may again be the subject of options hereunder.

4.  PARTICIPATION IN THE PLAN.

     Subject to the provisions of Section 6 below, Non-Employee Directors not designated for nomination, election or appointment to the Board of Directors by, or by agreement or arrangement with, any entity (other than the Company) or person ("Eligible Person") shall be eligible to receive Initial Options (as defined below), Committee Options (as defined below) and Discretionary Options (as defined below) under the Plan.

5.  NON-STATUTORY OPTIONS.

     All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

6.  TERMS, CONDITIONS AND FORM OF OPTIONS.

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) OPTION GRANT DATES.  Options shall be granted as follows:

          (i) An option to purchase 50,000 shares (the "Initial Option") shall be granted (1) on the effective date of the Plan (the "Effective Date"), to each Eligible Person who became a director after May 16, 1996, and (2) after the Effective Date, to each Eligible Person upon his or her initial election as a director of the Company.

          (ii) An option to purchase 25,000 shares (the "Committee Option") shall be granted to each Eligible Person upon initial appointment to a committee of the Board of Directors.

          (iii) The Board of Directors may from time to time in the sole discretion of the Committee or the Board of Directors grant additional options (the "Discretionary Options").

     (b) OPTION EXERCISE PRICE. The option exercise price per share for each Initial Option, Committee Option and Discretionary Option shall be equal to 100% of the Fair Market Value of the shares subject to such option on the date of grant thereof. "Fair Market Value" means the fair market value of the shares as determined by the Committee in its sole discretion; provided, however, that (i) if the shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the closing price reported for the shares on such exchange on such date or on the last date preceding such date on which a sale was reported, (ii) if the shares are admitted to quotation on the Nasdaq Stock Market ("Nasdaq") and have been designated as a Nasdaq National Market ("NNM") security, Fair Market Value on any date shall be the closing price reported for the shares on such system on such date or on the last day preceding such date on which a sale was reported, or (iii) if the shares are admitted to quotation on Nasdaq or other comparable quotation system and have not been designated an NNM security, Fair Market Value on any date shall be the closing price of the shares reported on such system on such date.

     (c) VESTING PERIOD.

     Except as set forth in Section 9, each option described in Section 6(a) shall become exercisable in eight (8) equal quarterly installments with the first of such installments becoming exercisable three months after the date of grant; provided, however, that for each such installment the optionee continue to serve as a director on such date.

     (d) TERMINATION. Each option shall terminate, and may no longer be exercised, on the earlier of the (i) the date 10 years after the Option Grant Date or (ii)

          (1) If the optionee ceases to be in service as a director of the Company due to such optionee's death or Disability (as defined below), the option (to the extent exercisable at the time of such cessation of service) shall be exercisable by the optionee's legal representative, estate or other person to whom the optionee's rights are transferred by will or by laws of descent or distribution (in the event of death) or by the optionee (in the event of Disability) for a period of one (1) year following such cessation of service (but in no event after the expiration date of the option) and shall thereafter terminate. Disability means the inability, due to illness or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six months).

          (2) The optionee shall, if the optionee's cessation of service as a director is by the Company for Cause (as defined below), have a period of time to be determined by the Committee not to exceed ten days from the date of such cessation of service (but in no event after the expiration date of the option), to exercise the option (to the extent exercisable at the time of the optionee's cessation of service), and the option shall thereafter terminate. Cause means (A) the willful neglect or refusal to perform the optionee's duties or responsibilities, or the willful taking of actions which materially impair the optionee's ability to perform the optionee's duties or responsibilities which continues after being brought to the attention of the optionee (other than any such failure resulting from the optionee's incapacity due to physical or mental illness) or (B) the willful act or failure to act by the optionee which is materially injurious to the Company and which is brought to the attention of the optionee in writing not more than thirty days from the date of its discovery by the Company or the Board of Directors.

          (3) The optionee shall, if the optionee ceases to be in service as a director for any other reason, be entitled to exercise the option (to the extent exercisable at the time of the optionee's cessation of service) for a period of ninety (90) days following such cessation service (but in no event after the expiration date of the option) and shall thereafter terminate; provided, however, that if the optionee dies within such ninety-day period, the option (to the extent exercisable at the time of the optionee's cessation of service) shall be exercisable by the optionee's legal representative, estate or other person to whom the optionee's rights are transferred by will or by laws of descent or distribution for a period of one (1) year following the optionee's death (but in no event after the expiration date of the option) and shall thereafter terminate.

     (e) EXERCISE PROCEDURE. The exercise of an option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of shares to be purchased and accompanied by payment therefor and otherwise in accordance with the agreement pursuant to which the option was granted.

     (f) METHOD OF PAYMENT. The exercise price for any shares purchased pursuant to the exercise of an option shall be paid in full upon such exercise in United States dollars and may be paid: (i) in cash or by check, or any combination of the foregoing, equal in amount to the exercise price multiplied by the number of shares with respect to which the option is being so exercised; or (ii) in the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transfer of shares having an aggregate value (calculated as set forth below) equal to the exercise price multiplied by the number of shares with respect to which the option is being so exercised; or
(iii) in the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by delivery of a personal recourse note from the optionee bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code, with the principal amount of the note equal to the exercise price multiplied by the number of shares with respect to which the option is being exercised; or
(iv) in the discretion of the Committee, and upon such terms and conditions as the Committee shall approve, by any combination of the foregoing, equal in amount to the exercise price multiplied by the number of shares with respect to which the option is being so exercised. Any shares transferred to the Company as payment of the exercise price shall be valued at their Fair Market Value on the day preceding the date of exercise of such option.

     (g) EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR.

     An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

7.  LIMITATION OF RIGHTS.

     (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

     (b) NO STOCKHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 8) for which the record date is prior to the date such certificate is issued.

8.  ADJUSTMENT PROVISIONS FOR MERGERS, RECAPITALIZATIONS AND RELATED
    TRANSACTIONS.

     If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (a) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (b) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and/or
(iii) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

9.  CHANGE IN CONTROL.

     (a) DEFINITION OF CHANGE IN CONTROL. A Change in Control means the occurrence of any of the following:

          (i) any person, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any subsidiary of the Company, any affiliate of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor to the Company) representing 35% or more of the combined voting power of the then outstanding securities of the Company or such successor; or

          (ii) at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not at the time of their first election to the Board of Directors candidates proposed by a majority of the Board of Directors in office prior to the time of such first election; or

          (iii) the dissolution of the Company or liquidation of more than 50% in value of the Company or a sale of assets involving 50% or more in value of the assets of the Company; any merger or reorganization of the Company whether or not another entity is the survivor; a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction; or any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

     (b) IMPACT OF EVENT. Except as expressly provided in any agreement, in the event of a Change in Control, the following provisions shall apply:

          (i) any options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested; and

          (ii) at the election of the Board, either (A) the value (net of any exercise price and required tax withholdings) of all outstanding options shall be cashed out on the basis of the Change in Control Price, as defined in paragraph (c) of this Section 9, as of the date such Change in Control is determined to have occurred or (B) in the case of a sale of assets, merger, reorganization or other transaction referred to in paragraph
     (a)(iii) of this Section 9, provision shall be made to treat all outstanding options as provided in Section 8.

     Notwithstanding the foregoing, in the event that anything in this Section 9(b) is determined to prevent any transaction referred to in paragraph (a)(iii) of this Section 9 from being accounted for as a pooling of interests and the Board of Directors desires that the transaction be accounted for as a pooling of interests, then the value of outstanding options shall not be cashed out in accordance with paragraph (ii)(A) of this Section 9(b) and provision shall be made to treat outstanding options as provided for in Section 8.

     (c) CHANGE IN CONTROL PRICE. For purposes of this Section 9, Change in Control Price means the highest price per share paid in any transaction reported on any established stock exchange, national market system or other established market for the shares or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding 60-day period.

10.  MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.

     The Committee shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may (a) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee, or (b) modify the number of shares of Common Stock subject to the option (except as provided in Section 8).

11.  TERMINATION AND AMENDMENT OF THE PLAN.

     The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (a) increase the number of shares subject to the Plan (except as provided in Section 8), (b) materially modify the requirements as to eligibility to receive options under the Plan, or
(c) materially increase the benefits accruing to participants in the Plan; and provided further that the Board of Directors may not amend the provisions of Sections 4, 6(a) or 6(b) more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder.

12.  NOTICE.

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

13.  GOVERNING LAW.

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

14.  REGULATIONS AND OTHER APPROVALS.

     (a) Each option is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration, or qualification of shares issuable pursuant to this Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an option or the issuance of shares, no options shall be granted or shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee.

     (b) In the event that the disposition of shares acquired pursuant to this Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act or regulations promulgated thereunder.

15.  MISCELLANEOUS.

     (a) WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment of cash to any optionee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any option. Notwithstanding anything to the contrary contained herein, if an optionee is entitled to receive shares upon exercise of an option, the Company shall have the right to require such optionee, prior to the delivery of such shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts which the Company is required by law to withhold.

     (b) DESIGNATION OF BENEFICIARY. Each optionee may, with the consent of the Committee, designate a person or persons to receive, in the event of such optionee's death, any option or any amount or shares payable pursuant thereto, to which such optionee would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked or changed in writing. In the event of the death of an optionee and in the absence of a beneficiary validly designated under this Plan who is living at the time of such optionee's death, the Company shall deliver such options and/or amounts payable to the executor or administrator of the estate of the optionee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such options and/or amounts payable to the spouse or to any one or more dependents or relatives of the optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.  EFFECTIVE DATE.

     The Effective Date of this Plan shall be August 16, 1996.

                                                                       EXHIBIT B

                           THE LEARNING COMPANY, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

          (AS ADOPTED BY THE BOARD OF DIRECTORS ON SEPTEMBER 9, 1997)

1.  PURPOSES.

     The 1997 Employee Stock Purchase Plan of The Learning Company, Inc. (the "Plan") is intended to provide a method whereby employees of The Learning Company and participating subsidiaries (hereinafter collectively referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the common stock, $.01 par value per share, of the Company ("Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code. However, unless specified in the Code, the fact that an employee is not a resident of the United States and therefore may not receive the tax benefits under the Code will not bar such employee from participation in the Plan.

2.  DEFINITIONS.

     (a) "Coordinator" means the officer of the Company or other person charged with day-to-day supervision of the Plan as appointed from time to time by the Board of Directors of the Company (the "Board of Directors"). The Vice President, Human Resources of the Company shall be the initial Coordinator. Notice of any change in such Coordinator shall be given to all employees eligible under the Plan.

     (b) "Base Pay" means regular straight-time earnings (as the same may be adjusted from time to time), excluding payments for commissions, overtime, shift differentials, incentive compensation, bonuses and other special payments. Disability insurance payments shall not be included in Base Pay for purposes of the Plan

     (c) "Employee" means any person who is customarily employed for 20 or more hours per week and more than five months in a calendar year by the Company or by a participating subsidiary. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the company. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     (d) "Offering Commencement Date" means the applicable date on which an Offering under the Plan commences pursuant to Paragraph 4.

     (e) "Offering Termination Date" means the applicable date on which an Offering under the Plan terminates pursuant to Paragraph 4.

     (f) "Participating subsidiary" means any present or future corporation which (i) is a "subsidiary corporation" as that term is defined in Section 425 of the Code and (ii) is designated as a participant in the Plan by the Board of Directors or the Compensation Committee thereof.

3.  ELIGIBILITY.

     (a) Any employee who has completed at least 90 days of employment with the Company and who shall be employed by the Company on the applicable Offering Commencement Date shall be eligible to participate in such Offering under the Plan; provided, however, that the Coordinator may limit the participation of employees with the title of Vice President or any higher title who are highly compensated employees on the applicable Offering Commencement Date.

     (b) Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an option under the Plan (an "Option") if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (for purposes of this subparagraph the rules of Section 425(d) of the Code shall apply in determining stock ownership of any employee and the term subsidiary shall be as defined in Section 425(f) of the Code).

     (c) No employee may be granted an option which permits such employee the right to purchase Common Stock under the Plan and any other stock purchase plan of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value (determined at the Offering Commencement Date in accordance with subparagraph 7(b)(1)) of the shares of Common Stock for each calendar year in which the option is outstanding at any time.

4.  OFFERING DATES.

     The Plan will be implemented by six, six-month offerings, one beginning every six months commencing December 1, 1997 until and including November 30, 2000 (referred to herein collectively as "Offerings" and individually as an "Offering"), as follows:

          (a) Offering I shall commence on December 1, 1997, and terminate on May 31, 1998.

          (b) Offering II shall commence on June 1, 1998, and terminate on November 30, 1998.

          (c) Offering III shall commence on December 1, 1998, and terminate on May 31, 1999.

          (d) Offering IV shall commence on June 1, 1999, and terminate on November 30, 1999.

          (e) Offering V shall commence on December 1, 1999, and terminate on May 31, 2000.

          (f) Offering VI shall commence on June 1, 2000, and terminate on November 30, 2000.

Participation in any one or more of the six Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5.  PARTICIPATION.

     (a) An eligible employee may become a participant in the Plan by completing an authorization for a payroll deduction ("Authorization") on the form provided by the Company and filing the Authorization with the Company at least 15 days and no more than 30 days prior to the applicable Offering Commencement Date immediately preceding such eligible employee's initial participation in the Plan. Such Authorization shall remain in effect until the participant files a new Authorization with the Company terminating his or her participation or otherwise amending the most recent Authorization by filing a new Authorization with the Company at least 15 days but no more than 30 days prior to the next Offering Commencement Date.

     (b) Payroll deductions for a participant shall commence with the first payday on or after the applicable Offering Commencement Date of the Offering for which such participant's authorization is filed and shall end with the final payday on or before the Offering Termination Date of such Offering, unless sooner terminated pursuant to Paragraph 10.

6.  PAYROLL DEDUCTIONS.

     (a) At the time a participant files his or her Authorization, the participant shall elect to have deductions made for his or her Base Pay on each payday during the time he or she is a participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his or her Base Pay in effect on the applicable Offering Commencement Date. Notwithstanding the foregoing, the participant's participation in any Offering under the Plan shall not exceed $5,000.

     (b) All payroll deductions made for a participant shall be credited to his or her account maintained by the Company under the Plan. A participant may not make any separate cash payment into such account.

     (c) Except as provided in Paragraph 10, a participant may not make any changes to his or her participation during an Offering and, specifically, a participant may not during an Offering alter the percentage of his or her Base Pay deducted and credited to his or her account under the Plan. However, if the Base Pay of the participating employee increases or decreases during the period of an Offering, the dollar amount of his or her payroll deductions will increase or decrease accordingly.

7.  GRANTING OF OPTION.

     (a) Subject to Paragraph 3, for each of the Offerings, a participating employee shall be deemed to have been granted, on the applicable Offering Commencement Date, an Option to purchase, on the applicable Offering Termination Date, a maximum number of shares of Common Stock equal to the largest number of whole shares which does not exceed the number of shares determined by dividing $5,000 by 85% of the fair market value of a share of the Common Stock on the applicable Offering Commencement Date. For all purposes of the Plan, the fair market value of the Common Stock shall be determined as provided in clause (i) of subparagraph (b) below.

     (b) The purchase price per share of Common Stock purchased during each Offering (the "Option Exercise Price") shall be the lower of:

          (i) 85% of the last sale price of the Common Stock on the New York Stock Exchange on the applicable Offering Commencement Date (or on the next regular business day on which shares of Common Stock shall be traded if no shares of Common Stock shall have been traded on such Offering Commencement
     Date), as reported in The Wall Street Journal; or

          (ii) 85% of the last sale price of Common Stock on the New York Stock Exchange on the applicable Offering Termination Date (or on the next regular business day on which shares of Common Stock shall be traded if no shares of Common Stock shall have been traded on such Offering Termination
     Date), as reported in The Wall Street Journal.

8.  EXERCISE OF OPTION.

     With respect to each Offering during the term of the Plan:

     (a) Unless a participant has given written notice of withdrawal to the Company as provided in Paragraph 10, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions (without interest) in his or her account maintained by the Company under the Plan at that time will purchase at the applicable Option Exercise Price (provided that (i) such number of shares may be reduced pursuant to Paragraph 12 in the event the Offering is oversubscribed and
(ii) such number of shares may not exceed the number of shares covered by the Option granted to the participant pursuant to Paragraph 7(a)), and any excess in his or her account at that time will be returned to him or her without interest promptly following the termination of the Offering.

     (b) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be returned (without interest) to a participant promptly following the termination of the Offering.

9.  DELIVERY.

     The Company will coordinate the maintenance of an account in street name at an approved brokerage firm reflecting all purchases pursuant to the Plan. Common Stock issued upon the exercise of a participant's option will be delivered electronically for deposit in the participant's brokerage account.

     If requested by a participant, the Company will deliver to such participant a certificate representing the shares of Common Stock purchased upon the exercise of such participant's Option as promptly as practicable after the Offering in which the participant has requested a certificate. Any such request must be in writing and must be received by the Coordinator no later than 15 days and no more than 30 days prior to the Offering Termination Date.

10.  WITHDRAWAL.

     (a) A participant may elect to withdraw all, but not less than all, payroll deductions credited to his or her account with the Company under any Offering at any time prior to the applicable Offering Termination Date by giving written notice of withdrawal to the Coordinator. All of the participant's payroll deductions credited to his or her account will be paid to the participant (without interest) promptly after receipt of such notice of withdrawal and no further payroll deductions will be made from his or her pay during such Offering. The Company may, at its option, treat any attempt by a participant to borrow on the security of accumulated payroll deductions as an election, under this Paragraph, to withdraw such deductions.

     (b) A participant's withdrawal from any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

     (c) Upon termination of the participant's employment for any reason, including retirement but excluding death or disability (as defined in Section 22(e)(3) of the Code) while in the employ of the Company, such participant will be deemed to have withdrawn from participation in the pending Offering, and the payroll deductions credited to his or her account will be returned to the participant (without interest), or, in the case of his or her death subsequent to the termination of employment, to the person or persons entitled thereto under Paragraph 14.

     (d) Upon termination of the participant's employment because of disability or death, the participant or his or her beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Coordinator prior to the expiration of the period of 30 days commencing with the date of the disability or death of the participant, either

          (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan (without interest); or

          (ii) to exercise the participant's Option on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions (without interest) in the participant's account at the date of the participant's disability or death will purchase at the applicable Option Exercise Price, and to receive any excess money in such account (without interest).

     If no such written notice of election is received by the Coordinator, the participant or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's disability or death and the same will be paid promptly following such 30-day period to the participant or said beneficiary without interest.

11.  INTEREST.

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee.

12.  STOCK.

     (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan during the Offerings is 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17.

     (b) There shall be no maximum number of shares available for sale during any of the Offerings. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Paragraph 8 (together with all prior exercises under the Plan during such Offering) exceeds the maximum number of shares available under the Plan as set forth in Paragraph 12(a) above, the Company shall make a pro rata allocation (based on the number of shares subject to the Option held by each participant) of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her (without interest) as promptly as practicable. In such event, no further Offerings shall be commenced under the Plan unless and until the Plan is amended to increase the number of shares set forth in Paragraph 12(a) above.

     (c) The participant will have no interest in the Common Stock covered by his or her Option until such Option has been exercised.

     (d) Common Stock issued pursuant to the Plan will be registered in street name and deposited in the participant's approved brokerage account as established by the Company, or, if the participant so directs by written notice to the Company prior to the Offering Termination Date applicable thereto, a certificate in the name of the participant or of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

13.  ADMINISTRATION.

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Coordinator shall, for matters involving the Plan, be an ex officio member of that Committee. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee, subject, however, at all times to the final jurisdiction which shall rest in the Board of Directors. Determinations made by the Committee and approved by the Board of Directors with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended, or repealed by the Committee or the Board of Directors. The Company shall indemnify Committee members, to the fullest extent permitted by applicable law, for any expenses incurred in defending a civil or criminal action or proceeding, arising out of such member's actions with respect to administration of the Plan, in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if such member shall be adjudicated not to have acted in good faith in the reasonable belief that such member's action was in the best interest of the Company.

14.  DESIGNATION OF BENEFICIARY.

     A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the participant. Such designation shall be effective as to all future distributions of cash and securities with respect to the participant's account under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice to the Coordinator. Within 30 days after the participant's death, the beneficiary may, as provided in Paragraph 10(d), elect to exercise the participant's Option when it becomes exercisable on the Offering Termination Date of the then current Offering. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, and notice of election of the beneficiary to exercise the participant's Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash to the spouse or to anyone or dependents of the participant as the Company may determine. No beneficiary shall prior to the death of the participant by whom he has been designated acquire any interest in the stock or cash credited to the participant's account maintained by the Company under the Plan.

15.  TRANSFERABILITY.

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution or, in the case of an officer (as defined in Section 16 of the Exchange Act) or director of the Company, by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Exchange Act. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 10. Notwithstanding anything to the contrary contained herein, shares of Common Stock acquired under the Plan by an officer (as defined in Section 16 the Exchange Act) or director of the Company may not be assigned, transferred, pledged, or otherwise disposed of for at least six months following the Offering Termination Date of the Offering in which such shares of Common Stock are acquired.

16.  USE OF FUNDS.

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

17.  EFFECT OF CHANGES OF COMMON STOCK.

     In the event of any changes in outstanding shares of Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations, and the like, the aggregate number and class of shares available under the Plan and the Option Exercise Price per share shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

18.  AMENDMENT OR TERMINATION.

     The Committee or the Board of Directors may at any time terminate or amend the Plan, provided that no amendment may be made to the Plan without approval of the stockholders of the Company if such approval is required in order to comply with Rule 16b-3 under the Exchange Act and other applicable securities and tax laws. If the Board of Directors elects at any time to terminate the Plan, the payroll deductions credited to each participant's account will be returned to the participant (without interest) as soon as practicable after such termination.

     Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Committee or the Board of Directors shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its Committee) determines in its sole discretion advisable which are consistent with the Plan.

19.  NOTICES.

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Coordinator.

20.  MERGER OR CONSOLIDATION.

     If the Company shall at any time merge or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the automatic exercise of such Option under Paragraph 8(a) (unless previously withdrawn pursuant to Paragraph 10) for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board of Directors shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to ensure that the provisions of Paragraph 17 shall thereafter be applicable, as nearly as reasonably may be, to such securities or property. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of substantially all of the assets of the Company, the Plan shall terminate, and all payroll deductions credited to participants' accounts shall be returned to them (without interest) provided, however, that the Board of Directors may, in the event of such merger or sale, accelerate the Offering Termination Date of the Offering then in effect and permit participants to purchase shares under the Plan at such accelerated Offering Termination Date.

21.  TERM OF PLAN.

     The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until December 1, 2000 unless sooner terminated under Paragraph 18 hereof.

22.  REGISTRATION AND QUALIFICATION OF THE PLAN UNDER APPLICABLE SECURITIES
     LAWS.

     No Option shall be exercised under the Plan until such time as the Company has qualified and registered the shares which are subject to the Option under the applicable state and federal securities laws to the extent required by such laws.

     In the event the Plan does not qualify under Section 423 of the Code for any reason, the payroll deductions credited to the account of each participant under the Plan shall be returned to him or her (without interest) as promptly as practicable.

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

                                                                       EXHIBIT C

                           THE LEARNING COMPANY, INC.

                           CERTIFICATE OF DESIGNATION
                     OF SERIES A CONVERTIBLE PARTICIPATING
                   PREFERRED STOCK SETTING FORTH THE POWERS,
                      PREFERENCES, RIGHTS, QUALIFICATIONS,
                        LIMITATIONS AND RESTRICTIONS OF
                         SUCH SERIES OF PREFERRED STOCK

     Pursuant to Section 151 of the General Corporation Law of the State of Delaware, The Learning Company, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors of the Company (the "Board of Directors") by Article 4.2.2 of the Restated Certificate of Incorporation of the Company, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors on August 26, 1997, adopted the following resolution authorizing and creating a series of Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock") designated as Series A Convertible Participating Preferred Stock:

     RESOLVED that, pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation of the Company, as amended, a series of the class of authorized Preferred Stock is hereby authorized and created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

     Section 1.  DESIGNATION AND NUMBER.

     Section 1.1 DESIGNATION. The shares of such series shall be designated as "Series A Convertible Participating Preferred Stock" (the "Series A Preferred Stock"). The maximum number of shares of Series A Preferred Stock hereby authorized shall be 750,000 shares.

     Section 1.2 PRIORITY. The Series A Preferred Stock shall, with respect to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up, rank prior to (i) the Common Stock, par value $0.01 per share, of the Company (the "Common Stock") and (ii) any other class or series of capital stock of the Company (including the Preferred Stock) hereinafter issued by the Company, other than shares of a class or series of capital stock of the Company ranking prior to or on parity with (either as to dividends or the distribution of assets on liquidation, dissolution or winding
up) the Series A Preferred Stock approved by the holders of Series A Preferred Stock pursuant to Section 3.2.

     Section 2.  DIVIDENDS AND DISTRIBUTIONS.

     Section 2.1 DIVIDENDS. In case the Company shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any dividend or other distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its subsidiaries) on its Common Stock, and in each such case, the holder of shares of Series A Preferred Stock shall be entitled to receive from the Company, with respect to each share of Series A Preferred Stock held, the same dividend or other distribution received by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible on the record date for such dividend or other distribution; provided, however, that if the Company shall dividend or otherwise distribute rights to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of capital stock of the Company, which rights (i) until the occurrence of a specified event or events are deemed to be transferred with such shares of Common Stock and are not exercisable and (ii) are issued in respect of future issuances of Common Stock, the holders of shares of Series A Preferred Stock shall not be entitled to receive any such rights until such rights separate from the Common Stock or become exercisable. Any such dividend or distribution shall be declared, ordered, paid or made on the Series A Preferred Stock at the same time such dividend or other distribution is declared, ordered, paid or made on the Common Stock (or in the case of rights referred to in the proviso of the immediately preceding sentence, at the time such rights separate from the Common Stock or become exercisable).

     Section 2.2 NO ADDITIONAL DIVIDENDS. The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

     Section 3. VOTING RIGHTS. In addition to any voting rights provided by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

     Section 3.1 WITH COMMON STOCK. So long as the Series A Preferred Stock is outstanding, each share of Series A Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock voting together as a single class with other shares entitled to vote at all meetings of the stockholders of the Company. With respect to any such vote, each holder of shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the shares of capital stock of the Company into which such shares of Series A Preferred Stock are convertible on the record date for such vote.

     Section 3.2 AS A CLASS. The affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, shall be necessary to (i) authorize, increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification), any shares of any class or series of capital stock of the Company (other than Common Stock) ranking prior to or on parity with (either as to dividends or the distribution of assets upon liquidation, dissolution or winding up) the Series A Preferred Stock; (ii) increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of Series A Preferred Stock; (iii) authorize, adopt or approve an amendment to the Restated Certificate of Incorporation of the Company which would decrease the aggregate number of authorized shares of Series A Preferred Stock, increase or decrease the par value of the shares of Series A Preferred Stock, or alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect such shares of Series A Preferred Stock adversely; or (iv) reclassify any shares of Common Stock or any other shares of any class or series of capital stock of the Company into shares ranking prior to or on parity with (either as to dividends or the distribution of assets upon liquidation, dissolution or winding up) the Series A Preferred Stock. With respect to any such vote, each such holder of Series A Preferred Stock shall have one vote for each share of such stock standing in his name on the transfer books of the Company as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day (as defined in Section 11) next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held or, if such vote is by written consent, the date of such consent.

     Section 3.3 EXERCISE. The foregoing rights of holders of shares of Series A Preferred Stock to take any actions as provided in this Section 3 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Company, of the holders of the minimum number of shares required to take such action.

     So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the Chairman of the Board of the Company may call, and, upon the written request of holders of record of 20% or more of the outstanding shares of Series A Preferred Stock addressed to the Secretary of the Company at the principal office of the Company, shall call a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Company for the holding of meetings of stockholders.

     Section 3.4 QUORUM. At each meeting of stockholders at which the holders of shares of Series A Preferred Stock shall have the right, voting separately as a single class to take any action, the presence in person or by proxy of the holders of record of at least 50% of the outstanding shares of Series A Preferred Stock and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. In the absence of a quorum of the holders of shares of Series A Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series A Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

     Section 4.  CERTAIN RESTRICTIONS.

     Section 4.1 RESTRICTIONS ON DIVIDENDS. Whenever dividends payable on shares of Series A Preferred Stock as provided in Section 2 are not paid in full, thereafter and until all unpaid dividends payable, whether or not declared, on the outstanding shares of Series A Preferred Stock shall have been paid in full or declared and set apart for payment, the Company shall not: (A) declare or pay dividends, or make any other distributions, on any shares of Common Stock or any other shares of any class or series of capital stock ranking junior to (either as to dividends or the distribution of assets upon liquidation, dissolution or winding up) the Series A Preferred Stock ("Junior Stock"), other than dividends or distributions payable in Junior Stock; or (B) declare or pay dividends, or make any other distributions, on any shares of any class or series of capital stock of the Company ranking on a parity with (either as to dividends or the distribution of assets upon liquidation, dissolution or winding up of the Company) the Series A Preferred Stock ("Parity Stock") except
(1) dividends or distributions payable in Junior Stock and (2) dividends or distributions paid ratably on the Series A Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all shares of the Series A Preferred Stock and such Parity Stock are then entitled; provided, however, that in the case of clause
(2) the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock, voting separately as a single class, or the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock and of any Parity Stock the approval of holders of which is required for such a pro rata dividend or distribution pursuant to any similar provision of the Certificate of Designation for such stock, voting together as a class, shall have approved the payment of such dividend or distribution.

     Section 4.2 RESTRICTIONS ON REDEMPTION OR PURCHASE. Whenever dividends payable on shares of Series A Preferred Stock as provided in Section 2 are not paid in full, thereafter and until all unpaid dividends payable, whether or not declared, on the outstanding shares of Series A Preferred Stock shall have been paid in full or declared and set apart for payment, the Company shall not: (A) redeem, purchase or otherwise acquire for consideration any shares of Junior Stock or Parity Stock; provided that (1) the Company may at any time redeem, purchase or otherwise acquire shares of Junior Stock or Parity Stock in exchange for any shares of Junior Stock and (2) the Company may accept shares of any Parity Stock for conversion.

     Section 4.3 PURCHASE BY SUBSIDIARY. The Company shall not permit any subsidiary (as defined in Section 11) of the Company to purchase or otherwise acquire for consideration any shares of capital stock of the Company unless the Company could, pursuant to Section 4.2, purchase such shares at such time and in such manner.

     Section 5.  PURCHASE OF SERIES A PREFERRED STOCK UPON A PURCHASE EVENT.

     Section 5.1 If a Purchase Event (as defined in Section 11) shall occur at any time, then each holder of Series A Preferred Stock shall have, in addition to the other rights set forth herein (including, without limitation, the right to convert any such share pursuant to Section 8), the right to require that the Company purchase, to the extent that the Company shall have funds legally available therefor, such holder's shares of Series A Preferred Stock in whole or in part at a purchase price in cash in an amount equal to the Purchase Event Purchase Price (as defined below) pursuant to the offer described below (the "Purchase Event Offer") and in accordance with the other procedures set forth herein. With respect to any Purchase Event, the Purchase Event Purchase Price shall mean an amount per share equal to $200.00 (the "Base Purchase Event Amount"), plus if such Purchase Event occurs after the second anniversary of the date of issuance of such shares of Series A Preferred Stock, a 9% annual cumulative return on the Base Purchase Event Amount, compounded quarterly, from such second anniversary date through the date of such Purchase Event.

     Section 5.2 Within 30 days following any Purchase Event, the Company shall give written notice of such Purchase Event to each holder of Series A Preferred Stock, by first-class mail, postage prepaid, at his address appearing on the books of the Company, stating, among other things: that a Purchase Event has occurred; the Purchase Event Purchase Price and the date on which the Company will purchase shares of Series A Preferred Stock pursuant to Section 5.1 (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act (as defined in Section 11)); and certain other procedures that a holder of Series A Preferred Stock must follow to accept a Purchase Event Offer or to withdraw such acceptance.

     If at the time of any Purchase Event, the Company does not have sufficient funds legally available to purchase all of the outstanding shares of Series A Preferred Stock, the Company shall offer in its written notice of such Purchase Event to purchase as many shares of Series A Preferred Stock as it has funds legally therefor, ratably from the holders thereof in proportion to the total number of shares tendered, and shall thereafter, whenever it shall have funds legally therefor, offer to purchase as many shares of Series A Preferred Stock as it has funds available therefor until it has offered to purchase all of the outstanding shares of Series A Preferred Stock.

     Section 5.3 The Company will comply with the applicable tender offer rules, including Rule 13e-4 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Purchase Event Offer.

     The above provisions of this Section 5 shall similarly apply to successive Purchase Events.

     Section 6. REACQUIRED SHARES. Any shares of Series A Preferred Stock converted, purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series A Preferred Stock shall upon their cancellation, and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, par value $.01 per share, of the Company, undesignated as to series, and may be reissued as part of another series of Preferred Stock, par value $.01 per share, of the Company subject to the conditions or restrictions on issuance set forth herein.

     Section 7.  LIQUIDATION, DISSOLUTION OR WINDING UP.

     Section 7.1 BANKRUPTCY OR INSOLVENCY. If the Company shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Company shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 90 consecutive days and on account of any such event the Company shall liquidate, dissolve or wind up, or if the Company shall otherwise liquidate, dissolve or wind up, no distribution shall be made (i) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the Liquidation Amount (as defined below) with respect to each share, or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series A Preferred Stock and all Parity Stock in proportion to the total amounts to which the holders of all shares of the Series A Preferred Stock and Parity Stock are entitled upon such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the shares of Series A Preferred Stock shall be insufficient to pay in full the Liquidation Amount and the liquidation preference on all Parity Stock, then

'
such assets, or the proceeds thereof, shall be distributed ratably among the holders of shares of Series A Preferred Stock and any such Parity Stock in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock and any such Parity Stock if all amounts payable thereon were paid in full. Upon receipt of the Liquidation Amount, the holders of shares of Series A Preferred Stock shall not be entitled to any further payments following a liquidation, dissolution or winding up of the Company. The "Liquidation Amount" for a share of Series A Preferred Stock shall mean the greater of (a) an amount per share equal to $200.00 (the "Base Liquidation Preference"), plus if such liquidation, dissolution or winding up occurs after the second anniversary of the issuance of such shares of Series A Preferred Stock, an amount equal to a 9% annual cumulative return on the Base Liquidation Preference, compounded quarterly, from such second anniversary date through the date of such liquidation, dissolution or winding up and (b) the amount that would be distributed with respect to the shares of Common Stock issuable upon conversion of such share of Series A Preferred Stock if all outstanding shares of Series A Preferred Stock were converted into Common Stock immediately prior to such liquidation, dissolution or winding up.

     Section 7.2 PROPORTIONATE AMOUNT. The Liquidation Amount with respect to each fractional share of Series A Preferred Stock outstanding shall be equal to a ratably proportionate amount of the Liquidation Amount with respect to each outstanding share of Series A Preferred Stock.

     Section 8.  CONVERSION OF SERIES A PREFERRED STOCK.

     Section 8.1 HOLDER RIGHT TO CONVERT. Subject to and upon compliance with the provisions of this Certificate of Designation, the holder of any shares of Series A Preferred Stock shall have the right, at his option, at any time (and from time to time) to convert each such share of Series A Preferred Stock into a number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) determined by dividing $200.00 by the Conversion Price (as defined in Section 8.4) in effect at the time of such conversion, by surrender of the shares so to be converted in the manner provided in Section
8.2. A holder of Series A Preferred Stock is not entitled to any rights of a holder of Common Stock until his Series A Preferred Stock is converted into Common Stock, and only to the extent such Series A Preferred Stock is deemed to have been converted into Common Stock under this Section 8.

     Section 8.2 EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR DIVIDENDS. In order to exercise the conversion privilege with respect to any Series A Preferred Stock, the holder of any such share of Series A Preferred Stock to be converted in whole or in part shall surrender such share of Series A Preferred Stock, duly endorsed, at the principal office of the Company or with the transfer agent for the Common Stock, and shall give written notice of conversion in the form provided on the share of Series A Preferred Stock (or such other notice which is acceptable to the Company) to the office or agency that the holder elects to convert such shares specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued and shall be accompanied by transfer taxes, if required pursuant to Section 8.7. Each such share surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such share of Series A Preferred Stock, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

     As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the shareholder (as if such transfer were a transfer of the shares so converted), the Company shall issue and shall deliver to such holder at the address designated in the notice of conversion, a certificate or certificates for the number of full shares issuable upon the conversion of such shares in accordance with the provisions of this Section 8 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in this Section 8. In case any certificate shall be surrendered for partial conversion, the Company shall issue and deliver to the holder of the certificate so surrendered, without charge to him, a new certificate or certificates in an aggregate share amount equal to the unconverted portion of the surrendered certificate.

     Each conversion shall be deemed to have been effected as to any such certificate on the date on which the requirements set forth above in this
Section 8.2 have been satisfied as to such certificate, and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Series A Preferred Stock shall have been surrendered.

     Section 8.3 CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Series A Preferred Stock. If more than one certificate for shares of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate shares of Series A Preferred Stock (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Series A Preferred Stock, the Company shall make an adjustment therefor in cash at the current market value thereof. The current market value of a share of Common Stock shall be the Closing Price (determined as provided in Section 8.5.3) on the first Trading Day (as defined in Section 8.5.3) immediately preceding the day on which the Series A Preferred Stock is deemed to have been converted and such Closing Price.


     Section 8.4 CONVERSION PRICE. The initial conversion price shall be $10.00, (herein called the "Conversion Price") subject to adjustment as provided in this Section 8.


     Section 8.5 ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be adjusted from time to time by the Company as follows:

     Section 8.5.1 In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     Section 8.5.2 In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of such board) that combined together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of such board), as of the expiration of such tender offer, of consideration payable in respect of any other tender offer, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the twelve (12) months preceding the expiration of such tender offer, and in respect of which no adjustment pursuant to this Section 8.5.2 has been made, exceeds 20.0% of the product of the Current Market Price (as defined in Section 8.5.3) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, effective immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made.

     Section 8.5.3 For purposes of this Section 8, the following terms shall have the meaning indicated:

          (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of such board.

          (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the day on which any adjustment of the Conversion Price pursuant to Section 8.5.2 becomes effective; provided, however, that if the "ex" date (as hereinafter defined) for any subdivision or combination that requires an adjustment to the Conversion Price pursuant to
     Section 8.5.1 occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is required to be adjusted as a result of such subdivision or combination. For purposes of this paragraph, the term "ex" date for any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 8.5, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this
     Section 8.5 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

          (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

          (4) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or that other national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     Section 8.5.4 The Company may make such reductions in the Conversion Price, in addition to those required by Sections 8.5.1 and 8.5.2 as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive and described in a resolution of such board. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to all holders of record of the Series A Preferred Stock a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

     Section 8.5.5 No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
Section 8.5.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made by the Company and shall be made to the nearest cent or to the nearest one one-hundredth of a share, as the case may be.

     No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

     No adjustment need be made for a change in the par value, or to or from no par value, of the Common Stock.

     To the extent the Series A Preferred Stock becomes convertible into cash, assets, property or securities (other than Common Stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities (except as such securities may otherwise by their terms provide), and interest shall not accrue on such cash.

     Section 8.5.6 In any case in which this Section 8.5 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Series A Preferred Stock converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 8.3.

     Section 8.6  EFFECT OF RECLASSIFICATION OR ACQUISITION EVENT.

     Section 8.6.1 If any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or to or from no par value, as a result of a subdivision or combination) (each of the foregoing being referred to as a "Reclassification"), each share of Series A Preferred Stock then outstanding shall thereafter be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification or change by a holder of a number of shares of Common Stock issuable upon conversion of such share of Series A Preferred Stock (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Series A Preferred Stock) immediately prior to such reclassification or change, assuming each holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification or change (provided, that if the kind or amount of securities, cash or other property receivable upon such reclassification or change is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 8.6.1 the kind and amount of securities, cash or other property receivable upon such reclassification or for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

     Section 8.6.2 If any Acquisition Event (as defined in Section 11) occurs, each share of Series A Preferred Stock then outstanding shall thereafter be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) paid in such Acquisition Event (the "Acquisition

Event Consideration") for a number of shares of Common Stock issuable upon conversion of such share of Series A Preferred Stock (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Series A Preferred Stock) immediately prior to such Acquisition Event, assuming each holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property paid upon such Acquisition Event (provided, that if the kind or amount of securities, cash or other property is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 8.6.2 the kind and amount of securities, cash or other property receivable upon such Acquisition Event for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares); provided, however, if such Acquisition Event occurs after the date which is two years from the date of issuance of such share of Series A Preferred Stock and the fair market value (as determined by the Board of Directors of the Company in good faith, whose determination shall be described in a resolution of such board) of the Acquisition Event Consideration paid for on number of shares of Common Stock issuable upon conversion of such share of Series A Preferred Stock immediately prior to such Acquisition Event is less than an amount equal to the sum of the Base Liquidation Preference and an amount equal to a 9% annual cumulative return on the Base Liquidation Preference, compounded quarterly, from such second anniversary date through the date of such Acquisition Event (with the amount, if any, by which such fair market value is less than such sum being hereinafter referred to as the "Difference"), then each share of Series A Preferred Stock shall thereafter be convertible into the Acquisition Event Consideration into which it becomes convertible pursuant to the foregoing provisions of this
Section 8.6.2, plus additional Acquisition Event Consideration having a fair market value (as determined by the Board of Directors of the Company in good faith, whose determination shall be described in a resolution of such board) equal to the Difference (or, at the option of the Company, cash equal to the Difference).

     Section 8.6.3 Notwithstanding anything contained herein to the contrary, the Company will not effect any Reclassification or Acquisition Event unless, prior to the consummation thereof, (i) the Surviving Person (as defined in Section 11) thereof shall assume, by written instrument mailed to each holder of shares of Series A Preferred Stock if such shares are held by 50 or fewer holders or groups of affiliated holders or to each transfer agent for the shares of Series A Preferred Stock if such shares are held by a greater number of holders, the obligation to deliver to such holder such stock, securities or other property or assets (including cash) with respect to or in exchange for Common Stock to which, in accordance with the foregoing provisions, such holder is entitled and (ii) proper provision is made to ensure that the holders of shares of Series A Preferred Stock will be entitled to receive the benefits afforded by this Section 8.6. Such written instrument should provide for adjustments which shall be as nearly as equivalent as may be practicable to the adjustments provided for in this Section 8.6.

     The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

     Section 8.6.4  If this Section 8.6 applies to any event or occurrence,
Section 8.5 shall not apply to such event or occurrence.

     Section 8.7 TRANSFER OR SIMILAR TAXES ON SHARES ISSUED. The issue of stock certificates on conversions of Series A Preferred Stock shall be made without charge to the converting holder of Series A Preferred Stock for any transfer or similar tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Series A Preferred Stock converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 8.8 RESERVATION OF SHARES; SHARES TO BE FULLY PAID; LISTING OF COMMON STOCK. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Series A Preferred Stock from time to time as such Series A Preferred Stock is presented for conversion.

     Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

     The Company covenants that all shares of Common Stock which may be issued upon conversion of Series A Preferred Stock will, upon issue, be fully paid and nonassessable by the Company and free from all transfer or similar taxes as described in Section 8.7, liens and charges with respect to the issue thereof.

     The Company further covenants that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all Common Stock issuable upon conversion of the Series A Preferred Stock.

     Section 8.9  NOTICE TO STOCKHOLDERS PRIOR TO CERTAIN ACTIONS.  In case:

          (a) the Company takes any action that would result in a Reclassification or an Acquisition Event; or

          (b) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall cause to be mailed to each holder of Series A Preferred Stock at his address appearing on the books of the Company, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating the date on which such Reclassification, Acquisition Event, dissolution, liquidation or winding-up is expected to become effective or occur and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Reclassification, Acquisition Event, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such Reclassification, Acquisition Event, dissolution, liquidation or winding-up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings referenced in clauses (a) through (b) of this Section 8.9.

     Section 8.10.1 COMPANY RIGHT TO CAUSE CONVERSION. Subject to and upon compliance with the provisions of this Certificate of Designation, the Company shall have the right, at its option, at any time after the initial period, if any, of 130 consecutive Trading Days for which the weighted average Closing Price for the Common Stock for such period is greater than 200% of the Conversion Price, to cause the conversion of each share of Series A Preferred Stock (but not less than all shares of Series A Preferred Stock) into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) that the holder of such share of Series A Preferred Stock would have received had such holder exercised such holder's right to convert such share pursuant to Section 8.1 at the time the Company exercises its right pursuant to this Section 8.10.1.

     Section 8.10.2 NOTICE OF CONVERSION. In case the Company shall desire to exercise the right to cause conversion of the Series A Preferred Stock pursuant to Section 8.10.1, it shall fix a date for conversion and it shall mail or cause to be mailed a notice of such conversion at least 30 and not more than 60 days prior to the date fixed for conversion to the holders of Series A Preferred Stock so to be converted at their last addresses as the same appear on the books of the Company. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Series A Preferred Stock designated for conversion shall not affect the validity of the proceedings for the conversion of any other shares of Series A Preferred Stock.

     Each such notice of conversion shall specify the date fixed for conversion, the number of shares of Common Stock into which each share of Series A Preferred Stock is to be converted, the place or places for surrender of certificates representing such Series A Preferred Stock and that such shares of Common Stock will be delivered upon presentation and surrender of certificates representing such Series A Preferred Stock.

     Section 8.10.3 SURRENDER OF CERTIFICATES. Promptly upon receipt of such notice of conversion, each holder of any shares of Series A Preferred Stock shall surrender the certificate or certificates for such shares of

Series A Preferred Stock, duly endorsed, at a place designated for such surrender along with instructions regarding the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion. Each such share surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such share of Series A Preferred Stock, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

     As promptly as practicable after satisfaction of the requirements for surrender set forth above, the Company shall issue and shall deliver to such holder at the address designated in such instructions a certificate or certificates for the number of full shares issuable upon the conversion of such shares in accordance with the provisions of this Section 8 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 8.

     Each conversion shall be deemed to have been effected as to any such certificate on the date on which the requirements set forth above in this
Section 8.10.3 have been satisfied as to such certificate, and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Series A Preferred Stock shall have been surrendered.

     Section 9. REPORTS AS TO ADJUSTMENTS. Upon any adjustment of the Conversion Price then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in Section 8, then, and in each such case, the Company shall promptly deliver to the transfer agent for the Series A Preferred Stock and the transfer agent for the Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Price then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in Section 8. The Company shall also promptly after the making of such adjustment give written notice to the registered holders of the Series A Preferred Stock at the address of each holder as shown on the books of the Company maintained by the transfer agent thereof, which notice shall state the Conversion Price then in effect, as adjusted, and the increased or decreased number of shares issuable upon the exercise of the right of conversion granted by Section 8, and shall set forth in reasonable detail the method of calculation of each with a brief statement of the facts requiring such adjustment. Where appropriate, such notice to holders of the Series A Preferred Stock may be given in advance and included as part of the notice required under the provisions of
Section 8.9.

     Section 10. CERTAIN COVENANTS. Any registered holder of Series A Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 11. DEFINITIONS. For the purposes of this Certificate of Designation of Series A Preferred Stock, the following terms shall have the meanings indicated:

          ACQUISITION EVENT: An "Acquisition Event" shall be deemed to have occurred if (i) a merger, consolidation or other corporate combination of the Company with any other person is consummated, other than (x) a merger, consolidation or other corporate combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Person) at least 51% of the combined voting power of the voting securities of the Company or such Surviving Person outstanding immediately after such merger, consolidation or other corporate combination or (y) a merger, consolidation or other corporate combination effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (ii) the sale or disposition by the Company of all or substantially all of the properties and assets of the Company is consummated.

          BENEFICIAL OWNER: A "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Exchange Act.

          BUSINESS DAY: A "Business Day" shall mean a day, other than a Saturday, a Sunday or other day on which the banking institutions in the State of New York, the State of California or the Commonwealth of Massachusetts are authorized or obligated by law or executive order to close or a day which is declared a national or New York, California or Massachusetts state holiday.

          EXCHANGE ACT: The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          PERSON: The term "person" shall mean a corporation, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

          PURCHASE EVENT: A "Purchase Event" shall be deemed to have occurred if any person (other than any of the initial purchasers of the Series A Preferred Stock) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities other than in an Acquisition Event.

          SUBSIDIARY: The term "subsidiary" of any specified person shall mean
     (i) a corporation a majority of whose capital stock with voting power under ordinary circumstances, to elect directors is at the time directly or indirectly owned by such person or (ii) any other person (other than a corporation) in which such person or a subsidiary or subsidiaries of such person directly or indirectly, at the date of determination thereof, has at least majority ownership.

          SURVIVING PERSON: The term "Surviving Person" shall mean (i) the continuing or surviving person of a merger, consolidation or other corporate combination with the Company; or (ii) the person receiving a transfer of all or substantially all of the properties and assets of the Company.


     IN WITNESS WHEREOF, The Learning Company, Inc. has caused this Certificate
to be signed by Neal S. Winneg, its Vice President and Secretary, on this   day
of December, 1997.


                                          THE LEARNING COMPANY, INC.



                                          By
                                            ------------------------------------
                                            Name: Neal S. Winneg
                                            Title: Vice President and Secretary

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


                                                                       656-PS-97

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders and the Board of Directors of The Learning Company, Inc.:

        We have audited the accompanying consolidated balance sheets of The Learning Company, Inc. (formerly known as SoftKey International Inc.) as of January 4, 1997 and January 6, 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three fiscal years in the period ended January 4, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Learning Company, Inc. as of January 4, 1997 and January 6, 1996 and the consolidated results of its operations and its cash flows for each of the three fiscal years in the period ended January 4, 1997 in conformity with generally accepted accounting principles.

        In connection with our audits of the financial statements referred to above, we have also audited the related financial statement schedule of valuation and qualifying accounts. In our opinion, this financial statement schedule for each of the three fiscal years in the period ended January 4, 1997, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information required to be included therein.

                                           COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 27, 1997

PROXY                      THE LEARNING COMPANY, INC.                      PROXY
                              ONE ATHENAEUM STREET
                         CAMBRIDGE, MASSACHUSETTS 02142


                       PROXY CARD FOR THE DECEMBER 4, 1997
                         ANNUAL MEETING OF STOCKHOLDERS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, having read the Notice of Annual Meeting of Stockholders and the Proxy Statement dated October 24, 1997, receipt of which is hereby acknowledged, does hereby appoint Neal S. Winneg, R. Scott Murray and Mark G. Borden, and each of them, the lawful attorneys and proxies of the undersigned, each with several powers of substitution, to vote and act at the Annual Meeting of Stockholders of The Learning Company, Inc. (the "Company") to be held at The Royal Sonesta Hotel, located at 5 Cambridge Parkway, Cambridge, Massachusetts, on December 4, 1997, at 10:00 a.m. local time, and any adjournment thereof, with respect to all shares of Common Stock, par value $.01 per share, held of record by the undersigned on October 20, 1997, with all the powers that the undersigned would possess if personally present and acting, as follows:


1.       To elect Lamar Alexander, Michael A.       [  ]  FOR       [  ]  WITHHELD
         Bell, James C. Dowdle, Robert Gagnon,
         Kevin O'Leary, Charles L. Palmer,
         Michael J. Perik, Carolynn Reid-Wallace,
         Robert A. Rubinoff and Scott M.
         Sperling as Directors for a one
         year term.  If any of such nominees
         should be unavailable, the proxies and
         each or any of them may vote for
         substitute nominees at their discretion.   [  ] _______________________
                                                         FOR ALL NOMINEES EXCEPT
                                                            AS NOTED ABOVE

2.       To ratify the appointment of Coopers
         & Lybrand L.L.P. as the independent
         public accountants for the Company for
         the fiscal year ending January 3, 1998.       [  ]  FOR   [  ]  AGAINST  [  ] WITHHELD

3.       To approve the Company's 1996
         Non-Employee Director Stock Option
         Plan.                                         [  ]  FOR   [  ]  AGAINST  [  ] WITHHELD

4.       To approve the Company's 1997
         Employee Stock Purchase Plan.                 [  ]  FOR   [  ]  AGAINST  [  ] WITHHELD

5.       To approve amendments to the Company's
         Long Term Equity Incentive Plan.              [  ]  FOR   [  ]  AGAINST  [  ] WITHHELD

6.       To approve the issuance of an aggregate
         of 750,000 shares of Series A Conver-
         tible Participating Preferred Stock of
         the Company to affiliates of Thomas H.
         Lee Company, Bain Capital, Inc. and
         Centre Partners Management LLC.             [  ]  FOR         [  ]  AGAINST  [  ] WITHHELD

7.       To transact such other business as
         may properly come before the Annual
         Meeting or any adjournment thereof.


                                                     THIS PROXY WILL BE VOTED AS DIRECTED BUT IN
                                                     THE ABSENCE OF SUCH DIRECTION, IT WILL BE
                                                     VOTED FOR ITEMS 1-6 ABOVE. AS TO ANY OTHER
                                                     MATTERS THAT MAY PROPERLY COME BEFORE THE
                                                     ANNUAL MEETING, PROXIES WILL BE VOTED IN THE
                                                     DISCRETION OF THE PROXY HOLDERS.

                                                     [  ] MARK HERE FOR ADDRESS CHANGE
                                                          AND NOTE AT LEFT
PLEASE DATE AND SIGN ABOVE
EXACTLY AS NAME(S) APPEAR(S)
ON THIS PROXY.  WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMI-                                  __________________________________________
NISTRATOR, TRUST, GUARDIAN,                                   Please print name of stockholder here
ETC., GIVE TITLE AS SUCH.  IF
JOINT ACCOUNT, EACH JOINT                                     Signature:_________________________________
OWNER SHOULD SIGN.
                                                              Date: ____________________________________


                                                            October 24, 1997




                      INFORMATION STATEMENT WITH RESPECT TO
                      THE EXCHANGEABLE NON-VOTING SHARES OF
                         SOFTKEY SOFTWARE PRODUCTS INC.

TO:      HOLDERS OF EXCHANGEABLE NON-VOTING SHARES OF
         SOFTKEY SOFTWARE PRODUCTS INC.


         Enclosed with this Notice are proxy materials relating to The Learning Company, Inc. ("TLC"), the parent company of SoftKey Software Products Inc. ("SSPI"), in connection with TLC's upcoming annual meeting of stockholders (the "Meeting") to be held at The Royal Sonesta Hotel, located at 5 Cambridge Parkway, Cambridge, Massachusetts on Thursday, December 4, 1997, at 10:00 a.m. local time. Proxy materials relating to TLC are being provided to you because, as a holder of SSPI's exchangeable non-voting shares ("Exchangeable Shares"), you have voting rights at stockholders' meetings of TLC. Pursuant to certain orders or rulings issued by the securities commissions in the Provinces of Ontario, British Columbia, Quebec and Nova Scotia, TLC is required to provide holders of Exchangeable Shares with all disclosure material furnished to holders of TLC's common stock ("TLC Common Shares") residing in the United States.


ECONOMIC EQUIVALENCY OF EXCHANGEABLE SHARES AND TLC COMMON SHARES

         The Exchangeable Shares provide holders thereof with a security of SSPI having economic and voting rights which are, as nearly as practicable, equivalent to those of a TLC Common Share. In particular, Exchangeable Shares are: (a) entitled to dividends from SSPI payable at the same time as, and in the Canadian dollar equivalent of, dividends paid by TLC on TLC Common Shares; (b) retractable at the option of the holder at any time for TLC Common Shares; (c) entitled on the liquidation, dissolution or winding-up of SSPI to be exchanged for TLC Common Shares; (d) entitled on the dissolution of TLC to be automatically exchanged for TLC Common Shares; and (e) entitled to direct voting rights at stockholders' meetings of TLC.

         As a result of the economic equivalency of the Exchangeable Shares and the TLC Common Shares, holders of Exchangeable Shares effectively have a participating interest in TLC, rather than SSPI. Accordingly, information respecting the financial condition of SSPI would not be relevant to holders of Exchangeable Shares because the value of Exchangeable Shares is dependent on the consolidated financial condition of TLC and the value of the TLC Common Shares. To ensure that you receive meaningful disclosure respecting the nature of your investment, you are being provided with the same disclosure material that TLC provides to holders of TLC Common Shares.

RIGHT TO DIRECT VOTING AT MEETINGS OF TLC STOCKHOLDERS

         As you are aware, CIBC Mellon Trust Company, which was formerly known as The R-M Trust Company (the "Trustee"), is entitled at the Meeting to cast a number of votes attaching to the single outstanding share of Special Voting Stock of TLC equal to the number of outstanding Exchangeable Shares on the record date of the Meeting. These votes to be cast by the Trustee may only be exercised in accordance with the instructions of the holders of the Exchangeable Shares of SSPI. This information statement outlines the nature and extent of your right as a holder to instruct the Trustee and describes the process by which your instructions will be carried out.


         A form of direction (the "Direction") is enclosed with this information statement that will serve as your instructions to the Trustee. The Direction should be completed as soon as possible and returned to CIBC Mellon Trust Company, 393 University Avenue, 5th Floor, Toronto, Ontario, Canada, M5G 2M7. Please note that unless the Direction has been received by 5:00 p.m. (Toronto time) on Tuesday, December 2, 1997 (the "Filing Time"), your instructions will not be binding upon the Trustee and your voting rights will not be exercised.


         Each of you is entitled to attend the Meeting and to vote in person, or to designate a person who will attend the Meeting and vote on your behalf. These alternatives appear as items (B) and (C), respectively, on the Direction. If you decide to choose one of these alternatives, you can instruct the Trustee to provide you (or the person designated by you) with a proxy card which will be delivered to you (or the person designated by you) at the Meeting by the Trustee's representatives upon the presentation of satisfactory identification. At the Meeting, you (or the person designated by you) will be entitled to cast one vote for each Exchangeable Share of SSPI held by you on the record date for the Meeting (and not subsequently disposed of) (the "Beneficiary Votes") in respect of each matter to be voted on at the Meeting.

         Alternatively, you are entitled to instruct the Trustee to give a proxy card to a representative of the Company who will exercise the Beneficiary Votes at the Meeting in accordance with your instructions. This alternative appears as item (A) on the Direction. If you decide to proceed in this manner, you should complete items 1 through 6 on the Direction which represent the items of business to be considered and voted on at the Meeting.


         In addition to revocation in any manner permitted by law, you may revoke or amend your instructions by filing an instrument in writing executed by you, or by your attorney authorized in writing, and delivered to the office of the Trustee shown above at any time up to and including the Filing Time. Your instructions may also be revoked in person at the Meeting prior to 9:00 a.m. on December 4, 1997 by submitting written revocation of your instructions and satisfactory identification to the Trustee's representatives. In the event that the Meeting is adjourned, your instructions may be revoked or amended at any time up to and including 5:00 p.m. (Toronto time) on the second business day prior to the day of any adjournment of the Meeting by delivering an instrument in writing to the office of the Trustee (in the manner described above), or your instructions may be revoked in person at any adjournment of the Meeting not less than one hour prior to the time of such adjourned meeting.


         Failure to comply with the foregoing will not affect your right to attend the Meeting, or any adjournment thereof, and to vote in person so long as satisfactory identification is presented to the Trustee's representatives.

                           THE LEARNING COMPANY, INC.
                            -------------------------

                DIRECTION TO BE GIVEN BY HOLDERS OF EXCHANGEABLE
               NON-VOTING SHARES OF SOFTKEY SOFTWARE PRODUCTS INC.
                            -------------------------

               DIRECTION FOR THE DECEMBER 4, 1997 ANNUAL MEETING
                  OF STOCKHOLDERS OF THE LEARNING COMPANY, INC.


         The undersigned, having read the Notice of Annual Meeting (the "Annual Meeting") of Stockholders of The Learning Company, Inc. (the "Company") to be held at The Royal Sonesta Hotel, located at 5 Cambridge Parkway, Cambridge, Massachusetts on Thursday, December 4, 1997, at 10:00 a.m. local time, the Proxy Statement and the Information Statement dated October 24, 1997, receipt of which are hereby acknowledged, DOES HEREBY INSTRUCT AND DIRECT CIBC MELLON TRUST COMPANY (THE "TRUSTEE"), pursuant to the provisions of the Voting and Exchange Trust Agreement (the "Agreement") dated February 4, 1994 among the Company, SoftKey Software Products Inc. and the Trustee, as follows:


                        (PLEASE SELECT ONE OF A, B OR C)

A. [ ] Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the Beneficiary Votes (as defined in the Agreement) at the Annual Meeting, or any postponement or adjournment thereof as follows:

         (PLEASE COMPLETE THE FOLLOWING ONLY IF YOU HAVE SELECTED ALTERNATIVE A)

         1. To elect Lamar Alexander, Michael A. Bell, James C. Dowdle, Robert Gagnon, Kevin O'Leary, Charles L. Palmer, Michael J. Perik, Carolynn Reid-Wallace, Robert A. Rubinoff and Scott M. Sperling as Directors for a one-year term. If any of such nominees should be unavailable, the Trustee may vote for substitute nominee(s) at its discretion.

                  [ ] FOR all nominees listed above    [ ] TO WITHHOLD authority
                                                           to vote for all
                                                           nominees listed above

                  WITHHOLD AUTHORITY for the following nominee(s) only: (Write name(s) in the space provided below.)
                  ..............................................................

         2. To ratify the appointment of Coopers & Lybrand L.L.P. as the independent public accountants for the Company for the fiscal year ending January 3, 1998.

                   [  ]  FOR        [  ] AGAINST     [  ] ABSTAIN

         3.       To approve the Company's 1996 Non-Employee Director Stock
                  Option Plan.

                   [  ]  FOR        [  ] AGAINST     [  ] ABSTAIN

         4.       To approve the Company's 1997 Employee Stock Purchase Plan.

                   [  ]  FOR        [  ] AGAINST     [  ] ABSTAIN

         5. To approve amendments to the Company's Long Term Equity Incentive Plan.

                   [  ]  FOR        [  ] AGAINST     [  ] ABSTAIN

         6. To approve the issuance of an aggregate of 750,000 shares of Series A Convertible Participating Preferred Stock of the Company to affiliates of Thomas H. Lee Company, Bain Capital, Inc. and Centre Partners Management LLC.

                   [  ]  FOR        [  ] AGAINST     [  ] ABSTAIN

         7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.




         (PLEASE NOTE: THE TRUSTEE WILL VOTE AS DIRECTED BUT IN THE ABSENCE OF ANY SUCH DIRECTION, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE FOR ITEMS 1-6 ABOVE AND AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING TO VOTE IN ITS DISCRETION.)


     (PLEASE GO DIRECTLY TO THE SIGNATURE LINE AT THE BOTTOM OF THIS PAGE.)

--------------------------------------------------------------------------------

B.  [  ]          Deliver a proxy card to the undersigned at the Annual Meeting, with respect to all Exchangeable Non-Voting Shares of SoftKey
                  Software Products Inc. held of record by the undersigned on the record date for the Annual Meeting (and not subsequently disposed of) (the "Exchangeable Shares") so that the undersigned may exercise personally the Beneficiary Votes (as defined in the Agreement) at the Annual Meeting, or any postponement or adjournment thereof.

 (IF YOU HAVE SELECTED ALTERNATIVE B, GO DIRECTLY TO THE SIGNATURE LINE AT THE
                             BOTTOM OF THIS PAGE.)



--------------------------------------------------------------------------------

C.  [  ]          Deliver a proxy card to......................................
                  as the designee of the undersigned to attend and act for and on behalf of the undersigned at the Annual Meeting, with respect to the Exchangeable Shares with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the Beneficiary Votes
                  (as defined in the Agreement) at the Annual Meeting, or any postponement or adjournment thereof.


                  (IF YOU HAVE SELECTED ALTERNATIVE C, GO DIRECTLY TO THE SIGNATURE LINE AT THE BOTTOM OF THIS PAGE.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (Name of Holder of Exchangeable Shares)

Date: ______________________________, 1997

PLEASE DATE AND SIGN ABOVE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUST, GUARDIAN, ETC., GIVE TITLE AS SUCH. IF JOINT ACCOUNT, EACH JOINT OWNER SHOULD SIGN.